Prospectus Supplement (Sales Report) No. 22 dated December 29, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated July 30, 2009 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 409691

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
409691	$3,000	$3,000	11.14%	1.00%	December 23, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 409691. Member loan 409691 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Marshall & Ilsley Corp.	Debt-to-income ratio:	1.48%
Length of employment:	< 1 year	Location:	Delafield, WI

Home town:
Current & past employers:	Marshall & Ilsley Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to buy one B share in Berkshire Hathaway. I feel that Berkshire will compound at a fairly high rate over the next couple of years. My credit history is short as all I currently have are three credit cards which I pay in full every month. I would like to add another kind of loan and improve my fico score. Borrower added on 12/21/09 > Young investor looking to build credit history

A credit bureau reported the following information about this borrower member on December 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$471.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434301

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
434301	$7,000	$7,000	16.70%	1.00%	December 29, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 434301. Member loan 434301 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	GE Healthcare	Debt-to-income ratio:	0.21%
Length of employment:	4 years	Location:	madison, WI

Home town:
Current & past employers:	GE Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

i want to pay off my $3500 loan that is at 30% and a bike loan of $3500. then i can sell the bike because i don't want it any more.

A credit bureau reported the following information about this borrower member on December 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	24
Revolving Credit Balance:	$178.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 446026

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
446026	$12,000	$12,000	11.83%	1.00%	December 23, 2009	December 30, 2012	December 30, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 446026. Member loan 446026 was requested on December 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,167 / month
Current employer:	Severstal North America	Debt-to-income ratio:	11.02%
Length of employment:	10 + years	Location:	SILVER SPRING, MD

Home town:
Current & past employers:	Severstal North America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,771.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452732

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
452732	$18,000	$18,000	11.83%	1.00%	December 24, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 452732. Member loan 452732 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,985 / month
Current employer:	State of Oregon, Fish and Wildlife	Debt-to-income ratio:	19.31%
Length of employment:	10 + years	Location:	Hillsboro, OR

Home town:	Baker City
Current & past employers:	State of Oregon, Fish and Wildlife
Education:	Oregon State University

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/09 > For the past 3 years, I have focused on putting debt into lower interest rates so as to accelerate debt elimination. This loan would be used to consolidate 4 credit lines and and 2 current loans that have an average interest rate of 16%. I am low risk, responsible, have been making all payments on time, and have a stable job with state government that I have been with for 30 years. My plan is to be debt free by 2013 and then begin investing in Lending Club. Payment on this loan would be very similar to the overall monthly payments I currently make on the credit lines and loans but this would consolidate and put more money toward the principal and reduce debt quicker. This loan also covers a large percentage of my current revolving debt. Thank you much for your consideration! Borrower added on 12/19/09 > For the past 3 years, I have focused on putting debt into lower interest rates so as to accelerate debt elimination. This loan would be used to consolidate 4 credit lines and and 2 current loans that have an average interest rate of 16%. I am low risk, responsible, have been making all payments on time, and have a stable job with state government that I have been with for 30 years. My plan is to be debt free by 2013 and then begin investing in Lending Club. Payment on this loan would be very similar to the overall monthly payments I currently make on the credit lines and loans but this would consolidate and put more money toward the principal and reduce debt quicker. This loan also covers a large percentage of my current revolving debt. Thank you much for your consideration!

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,918.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $18,000 DC loan questions: 1- Position-Role @ Oregon, Fish & Wildlife is? 2- Rent and vehicle payments (if vehicle payment applies) paid per month are $? 3- Credit Report reflects $9,918 revolving credit balance; CC payments per month are $? (Total CC payments PAID per month; NOT minimum CC payments DUE per month.) 4- Revolving credit balance $9,918. Loan requests $18,000. Additional $8,082 consolidating what other debts? Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.19.2009 @ 5:42 AM ET.	Good day! 1) I am a senior wildlife biologist who oversees the migratory game bird program and have held that position for 20 years. Have highest seniority in my classificiation. I have 30 years with the same agency. 2) Current rent payment is $650 and vehicle payment is $320/month. 3) Actual credit card balances are closer to $11,000 due to recent auto repair (most current balances are not always totally accurate due to delay in reporting to credit bureaus). I normally pay more than minimum and month credit card payments range from $250-300/month. 4) Additional funds would be used to refinance and consolidate other loans I have. This loan request is for current debt and not additional items. Overall I would have similar or less monthly payment amounts for with the new loan but overall at a much better interest rate.
Please respond to the following: Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? In the case of a job loss, what is your contingency plan to repay this loan? Thank you and good luck with your loan	At this point I am the sole wage earner. I do share the house with a roommate which reduces costs. In June 2010 there will be two incomes in the house (rumor is I am getting hitched) and the combined income will be approx. $105,000. It is always hard to answer the ???what if???s??? but would offer the following: -My position is at a high ranked level and I have significant seniority being with the same agency for 30 years and the same position for 20 years. I am eligible for retirement in 2013. -In case of accident or illness I have over 2.5 years of sick leave accumulated and have good medical benefits. -I have 3 retirement funds with substantial value and a life insurance policy that has some cash value. Hope this helps answer your question. Thanks for your consideration.

Member Payment Dependent Notes Series 455659

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
455659	$7,000	$7,000	12.87%	1.00%	December 23, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 455659. Member loan 455659 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,500 / month
Current employer:	BAE SYSTEMS	Debt-to-income ratio:	18.69%
Length of employment:	1 year	Location:	STODDARD, NH

Home town:
Current & past employers:	BAE SYSTEMS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	35
Revolving Credit Balance:	$22,845.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $7,000 Major Purchase loan questions: 1- Position-Role @ BAE is? 2- $8,500 reported monthly gross income- 1 or 2 income household? 3- Vehicle payments (if vehicle payment applies) paid per month are $? 4- Credit Report reflects $22,845 revolving credit balance; CC payments per month are $? (Total CC payments PAID per month; NOT minimum CC payments DUE per month.) Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.19.2009 @ 5:55 AM ET.	1 - Senior Principle Product Assurance Engineer - Space Systems Solutions. 2 - This income is single - my annual salary is 102KUSD. My wife's salary is not included in this loan but is 40KUSD. 3 - Currently with Ford Credit - total cars ~ $900.00 per month - 3 vehicles. 4 - Revolving is ~ 15K, total payments are $350.00 per month. Greets.

Member Payment Dependent Notes Series 455977

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
455977	$20,000	$20,000	16.00%	1.00%	December 24, 2009	December 29, 2012	December 29, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 455977. Member loan 455977 was requested on December 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Unversity of Alabama	Debt-to-income ratio:	0.60%
Length of employment:	2 years	Location:	Tuscaloosa, AL

Home town:
Current & past employers:	Unversity of Alabama
Education:

This borrower member posted the following loan description, which has not been verified:

565891 added on 12/15/09 > Family emergency

A credit bureau reported the following information about this borrower member on December 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,742.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $20,000 loan questions: 1- Position @ University of Alabama is? 2- Rent and vehicle payments (if auto payment applies) per month are $? 3- Application reflects 2 years current employer UA. Provide three years work (or school) history PRIOR employers? 4- "Other" Loan Category: Please accurately describe loan's intended purposes? Generic "Family emergency" is INSUFFICIENT description to substantiate investors providing $20,000 of THEIR hard-earned money. The more specific your reasons for requiring loan the better are your chances for funding. BE ASSURED IF I HAVE QUESTIONS THEN OTHER INVESTORS HAVE SAME QUESTIONS TOO. Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.15.2009 @ 5:08 AM ET.	1. Research Associate. 2. $400 for rent. No payment for auto. 3. PhD from University of Nebraska. 4. Paying medical bill (not for me). I understand the concerns from the lenders. My concerns are the interest is not low plus $900 fee. I have to pay back with the same hard-earned money. To be frank, I am still asking myself "Is this a wise move for me?"
Hello, Can you please provide more information on relation and purpose of the medical bill? Do you foresee any reason why this loan will not be paid in full? Lastly, based on your comment "is this a wise move for me?" Do you believe without question that you can afford to pay this loan in full? Best wishes to your lucky friend and quick funding of your loan~ If I am ever in need I hope someone like you will be in my corner or myself for another.	The medical bill is from my daughter. You all know any insurance plan only covers part of it. I guess you misunderstood what I said "Is this wise move for me?" What I mean is the interest is too high plus fee. I have no problem to pay off the loan in full. In fact, I would prefer to pay back ASAP to save cost. I believe I will be an investor in this club in the near future.

Member Payment Dependent Notes Series 456671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
456671	$7,000	$7,000	13.92%	1.00%	December 24, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 456671. Member loan 456671 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	JAESS, Inc.	Debt-to-income ratio:	10.55%
Length of employment:	3 years	Location:	Manassas, VA

Home town:
Current & past employers:	JAESS, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/09 > I currently own and manage a successful small business I'm looking to expand. I have great credit and have never missed a payment for any time of obligation.

A credit bureau reported the following information about this borrower member on December 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,969.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
It helps considerably when borrowers explain the exact needs they have, tell lenders a bit about themselves, their business,and the details of how the money they are requesting will be spent. So if you want to speed the process, you might help potential investors know more since the information we receive is quite sketchy.	I'm a 27 year old with a graduate degree. I'm currently a part owner and manager of a successful medical supply company. I've started my own supply company which is doing well and I'd like to transition in to more consumer electronic (CE) items. I've developed relationships with Chinese manufacturers of various consumer electronic items (mainly home security equipment) and am working towards exlcusive import rights to popular items. The loan is going towards the first major purchase of items for sale here in the states, website design, branding and marketing.

Member Payment Dependent Notes Series 460390

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
460390	$15,000	$15,000	16.70%	1.00%	December 29, 2009	December 27, 2012	December 27, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 460390. Member loan 460390 was requested on December 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	20.40%
Length of employment:	n/a	Location:	Philadelphia, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,417.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462074

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
462074	$12,000	$12,000	14.26%	1.00%	December 29, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 462074. Member loan 462074 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:	j2 Global Communications	Debt-to-income ratio:	5.33%
Length of employment:	3 years	Location:	Burbank, CA

Home town:
Current & past employers:	j2 Global Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > Please help with my funding for school registration fees and books. My mom is a single parent and we are living paycheck to paycheck, but I need these funds to finish school so that I may support my family.

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,917.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $12,000 Education loan questions: 1- Position-Role @ J2 Global Communications is? 2- Credit Report reflects $5,917 revolving credit balance; CC payments per month are $? (Total CC payments PAID per month; NOT minimum CC payments DUE per month.) Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.18.2009 @ 5:10 AM ET.	1. I am a technical support representative at j2 Global Communications 2. Monthly credit card amounts paid (not minimum) are $150
Would you please list all your monthly expenses and amounts? Thank you.	Monthly expenses: Gas - $150 Student Credit Card payments - $150 Cell phone - $40 Auto insurance $60 Entertainment - $80
1. What is your current position with J2 and give a brief job description? Who was your prior employer and for how long? Why did you leave? 2. Is stated income from 1 or 2 wage-earners? If more than 1 than what is the income of your spouse? 3. Mortgage/ Rent payment per month is $_____? 4. Car payment(s) per month is $_____? 5. Please itemize your CC debt and payments? ________ 6 Total of Other Expenses: entertainment, food, fuel, medical, phone, utilities expenses per month $_____ ? 7. How confident are you that you will pay this loan back?	1. I am a technical support representative at j2 Global Communications. I handle all phone/e-mail customer issues for eFax Corporate accounts as well as working on special projects for the project manager. Prior employer was Jons Market for 2 years. I left in 2006 as I found a position more related to my career choice in the technical field, with my current employer j2 Global, whom I have been employed with since 2006. 2. Stated income is for 1 wage earner 3. Monthly rent payment is provided by my mother. 4. No car payments, as my car has been paid off. 5. Monthly payments: Gas - $150 Student Credit Card payments - $150 Cell phone - $40 Auto insurance $60 Any house related payments are paid by my mother I am very confident that I will have no problem with paying this loan back, as I have additional support from my father for another $200 a month. I have never been late on any payments and have always paid more than the minimum required payment as much as possible.
how will you pay the monthly payments that will start becoming due immediately?	My monthly pay will allow me to pay for the monthly payment with no issues. I have organized my expenses and am very confident that I will be able to pay the monthly payment.

Member Payment Dependent Notes Series 463305

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
463305	$22,000	$22,000	13.92%	1.00%	December 23, 2009	December 28, 2012	December 28, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 463305. Member loan 463305 was requested on December 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	McCarthy, Inc.	Debt-to-income ratio:	23.92%
Length of employment:	10 + years	Location:	Ellabell, GA

Home town:
Current & past employers:	McCarthy, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

580005 added on 12/14/09 > Trying to reorginaze my debt to pay it off in a more timely way, credit cards are killing me now that they are racing to find new ways to collect new fees before congress may do something about.

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,236.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thank you for considering this request & good luck. Potential lenders have limited loan info (not the full application). Requests like this are made to better assess risk of default. I am interested in funding your loan depending on your reply. Please verify your income with lending club by emailing them at support@lendingclub.com asking for instructions on how to do so. Potential lenders will fund your loan with verification over similar loans without. Please answer all the following not already answered: nature of the debt you will pay off with this loan (one time expense, runaway spending, youthful indiscretion, etc.) explain the difference between the loan amount 22k and your revolving credit balance of 13k steps you've taken to get spending in line with income please outline all your monthly commitments (mortgage/rent, utilities, car notes, other loans, other regular expenses, business expenses, medical expenses etc.) if you are refinancing credit cards, please include all balances / rates that this loan will cover nature of your employment - roles and responsibilities is the income listed your's alone? if not please explain contingency plan for repayment if you lose your job	Type your answer here. I will contact support to verify my income. The planed use for this loan is as follows, 1 pay off my 2007 Chevy truck (18000.00) and then sell it, I have it for sale now, i just have 2 many Vehicles. 2 Pay off High Interest Bank Of America card. 3 proceeds of truck sale will be used to pay off additional credit cards. My hope is to most of my creidt card balances and do some repairs to the house I bought in may, new roof, painting, adding a deck, etc. As for how I aquired this credit card debt is haveing to reloacte 3 times in 3-4 years, and just living for the moment. I have paid down my debt $8-10,000.00 in the past 12-18 months by just changing my spending habbits, and being more reasonable about purchase's. I am almost 50, and retirement is starting to make me realize my past "live for the moment" lifestyle of the past wasn't the best. current living expense's are mortage 450 month (insur and tax incl) bought a repo!! utilities 200-250 month truck payment 520 month CC payments 500-600 monthly min I was doing well on paying down my credit cards and loans till congress started tinkering with the banks, and "they have taken the get all you can while you can stand" several of my credit cards have gone from fixed 9.9 to 14.9 rates to adjustable of 22-29% plus prime. Well those that have changed I "Opted out" on and closed. I hope i have answered your question, if not send me another, and i will do my best to answer back.
Is this loan just for your CC debt or for your total debt ie Truck and CC?	The plan is to pay off my truck so I will have the title in hand when I sell the truck. Then with the money from the sale of the truck and balance of the loan I will pay off my credit cards starting with the highest rate cards first.

Member Payment Dependent Notes Series 463390

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
463390	$24,250	$24,250	12.18%	1.00%	December 28, 2009	December 29, 2012	December 29, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 463390. Member loan 463390 was requested on December 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Seealed Air Copr	Debt-to-income ratio:	21.90%
Length of employment:	< 1 year	Location:	AVON, NY

Home town:
Current & past employers:	Seealed Air Copr
Education:

This borrower member posted the following loan description, which has not been verified:

580155 added on 12/15/09 > pay off several credit cards and consolidate my bills

A credit bureau reported the following information about this borrower member on December 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$100,842.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What does your ~ 101K revolving credit balance consist of?	80,000 is home equity loan, other is credit card, I am looking to pay off

Member Payment Dependent Notes Series 463412

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
463412	$3,000	$3,000	13.57%	1.00%	December 24, 2009	December 29, 2012	December 29, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 463412. Member loan 463412 was requested on December 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Raytheon Company	Debt-to-income ratio:	5.69%
Length of employment:	< 1 year	Location:	marlboro, MA

Home town:
Current & past employers:	Raytheon Company
Education:

This borrower member posted the following loan description, which has not been verified:

580197 added on 12/15/09 > Thank you in advance for your help in digging me out in these tough finacial times. I need this loan to pay off some credit cards that jacked up their interest rates to over 25%. Thank you 580197 added on 12/16/09 > In addition to the above I am a good borrower because I have a steady job in a growing multi-billion dollar company and will be receiving a raise in the spring along with a bonus but just need help until that comes around.

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	47	Months Since Last Delinquency:	17
Revolving Credit Balance:	$3,275.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since you have been with your current employer for a short time could you please describe your work/school history at bit more (at least 3 years)? Thank you.	I was a Logistics manager for close to twenty years at different companies prior to taking my current position. This job is more stable, pays better and has more opportunity for growth than my past jobs. I worked to achieve my Bachelors degree in 2005 which has helped increase my earning potential. Hope this answers your question.
Please explain your 3 delinquencies in the last 2 years, and the inquiry in the last 6 months. Thank you.	I was on medical disabilty during my last job which set me back along with catching up from my divorce. I do not know what the inquiry was for which you are refereing to. Like I said in my profile, I have a great job with a major defense contractor and will be receiving a raise in the spring but until then I am looking for a small loan to help me out at this time.

Member Payment Dependent Notes Series 463797

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
463797	$18,000	$18,000	12.18%	1.00%	December 28, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 463797. Member loan 463797 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Goodroe HealthCare Solutions, VHA Inc.	Debt-to-income ratio:	10.61%
Length of employment:	2 years	Location:	LAWRENCEVILLE, GA

Home town:
Current & past employers:	Goodroe HealthCare Solutions, VHA Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	62
Revolving Credit Balance:	$28,960.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please respond to the following: What are your responsibilities at Goodroe? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? So we can understand how this will fit in to your budget, please give us an idea of your monthly bills, i.e., rent/mortgage(s), car, food, other loans, etc. What are the balances, interest rates, and minimum monthly payments of the debt you will pay off with this loan? Please explain the delinquency that appears on your Credit History above (62 months ago). Do you have a second mortgage or HELOC? If so, what is the balance and monthly payment? In the case of a job loss, what is your contingency plan to repay this loan? Thank you and good luck with your loan	- What are your responsibilities at Goodroe? I write and maintain software that the company offers to clients. I cannot really discuss the nature of the software as it is bound by various NDAs and company policy. I'm part of the core software team at Goodroe. - Are you the sole wage earner in your household? Yes Monthly bills: ^~500$ first mortgage, 260$ second mortgage ^car payment 260.51 ^grocery for household approx 550$ for 2 adults and one child ^ water + electric about 175$ ^ cable tv + internet 89.99 ^ cell phone 130$ for family plan ^credit card payment 350$ on 1.99% on a 24000$ balance this will reset to 28% in january and I'm looking to pay this off ^ i don't have any other credit cards with revolving balances, i have 2 that i put charges on and pay off in full - What are the balances, interest rates, and minimum monthly payments of the debt you will pay off with this loan? I answered this above.. it's the 24000$ credit card.. 1.99% now at 350$ minimum payment but will balloon to 28% in January and I'm not sure what the new min will be but I plan to pay it off asap - Deliquency explanation. This was a citibank student loan with a fixed payment of only 11$ per month... I thought my dad paid it off and he didn't and I had to take care of it.. I implored Citi to take it off the bureaus because it was silly that I had this mark on my history over 2 missed 11$ payments. They did not take it off. This was a pain in my side at the time too because this was around when I was purchasing my house and I had to document all this with the underwriters of my loan. - Do you have a second mortgage or HELOC? No HELOC, but the second mortgage is a 25000$ balance @ 10% - In case of a job loss, what is your contingency plan to repay this loan? Well I have about 8000$ in long stocks and 3000$ in long call options that I can liquidate in a pinch. This should give me enough of a float to pay off a monthly payment while I secure another job. 11000$ should be good for about 6 months of bare minimums. I have about 10000 in the bank but I plan to use most of that with this loan to payoff the card. If it would get more dire than that I have 24000 in my 401(k) that I could claim an emergency exemption on but I don't foresee that. Either way my position with the company is very solid. Thanks for the questions.

Member Payment Dependent Notes Series 464677

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
464677	$15,200	$15,200	16.00%	1.00%	December 24, 2009	December 24, 2012	December 24, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 464677. Member loan 464677 was requested on December 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Florida Trading Corporation	Debt-to-income ratio:	13.91%
Length of employment:	10 + years	Location:	LAKELAND, FL

Home town:
Current & past employers:	Florida Trading Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

582552 added on 12/10/09 > I plan to use 100% of the loan amount to pay off 4 of my credit cards, and the balance I will use to pay down the last of my credit cards. I am accepting this loan not because of delinquent cards (not the case) but because my interest rates have significantly gone up and the last 2 credit cards that currently have 2.99% and 15.99% are going up to 29.99% come Jan 2010. That scares me because I do not want to be in a position where I can no longer pay extra on my credit cards. I have always paid more than the minimum, I have NEVER been late, and I have never exceeded my credit limit. I have carried a balance which is the reason why I now have a problem. All of my credit card companies decided to reduce my credit limit to just dollars shy of my balance. In turn, my interest rates went up b/c now I had high balances on all my cards. My credit score has taken a huge hit and over the past year, it has continued to go down b/c the credit card companies continue to reduce my credit limit and raise my interest every time I pay down a card. It is a cycle that has left me with very little options. The amount of the loan is well within my monthly budget. I keep track of all my expenses paying my liabilities first and living off the remainder. My satisfaction lies in the ability to pay my liabilities but with credit card companies increasing my interest and my credit score spiraling down, it is becoming more and more difficult to make more than min payments. I hate having to pay the minimum b/c I know I will never pay off debt that way. I have always tried to pay more than the minimum and I have NEVER been late. I pay ALL my bills on time thanks to my budget keeping me in check. I can send you a copy of my budget and my credit card tracking method which is on an Excel sheet. I will be happy to send you a copy should you request to see it. I am very fortunate to have a job exporting U.S. made products to the Caribbean and Central America. I have been doing this for over 10 years and I love it. I work for a family business that has been around for 25 years and I have been blessed dearly to have this job. I thank you for your consideration and the opportunity that you have offered. 582552 added on 12/11/09 > I just saw the details and I see now that you see a delinquency. I have made every attempt this year to make notes on my credit report to correct errors. Please feel free to contact me and I will gladly explain any negative issues about my report. I have an old collection account that was paid off and the reason for the collection was over a dispute with the clinic about that charge. Then there was also noted on my credit report 2 late payments made to a mortgage account. Please note, that in the entire history of that mortgage all payments were made on time until the end when there was a dispute over the last payment. The account was paid in full and I also have paperwork stating that I gave up any responsibilities towards that account in my divorce. Again, please feel free to contact me with any questions. Thank you.

A credit bureau reported the following information about this borrower member on December 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	9
Revolving Credit Balance:	$21,756.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $15,200 Debt Consolidation loan questions: 1- Position @ Florida Trading Corp? Sales? Admin? Or what? 2- Credit Report reflects $21,766 revolving credit balance; CC payments per month are $? (Total payments PAID per month; NOT minimum payments DUE due per month.) 3- CC debt is 7X (seven times) gross monthly income. Provide B-R-I-E-F description how this occured. Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.11.2009 @ 5:30 AM ET.	My daily activities vary but the main goal is to produce sales while engaging in administrative activities such as purchasing, vendor set-ups, assisting with accounts payable, and processing documentation required for exports. The amount I pay varies month to month depending on my budget I pay from $450 to $550. My debt grew due to a combination of things. When I divorced back in 2005 I was left with the debt to pay off. Then I incurred more debt because I was on my own and needed to repair my car plus I made some bad choices.
Can you explain the delinquency, please?	As for as I know, I do not have any delinquent accounts on my credit report. I remember stating that my credit score had significantly reduced. I meant to emphasize that it was not because I had delinquent accounts but because the credit card companies had significantly reduced my credit limit on all of my credit cards causing the reduction in my credit score.
Me again. Loan now 86 percent funded. Will definitely soon 100 percent fund. When fully-funded are you accept loan (less lending Club's management fees)? Thanks for answer. RetiredUSMCInvestor sends 12.17.2009	Yes sir, I understand that the fees are $684 and that if approved the amount financed is $15,200 less the $684. Thank you.
What is your monthly rent?	My rent is $848 dollars

Member Payment Dependent Notes Series 465574

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
465574	$25,000	$25,000	12.18%	1.00%	December 23, 2009	December 28, 2012	December 28, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 465574. Member loan 465574 was requested on December 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Gilmer & Associates	Debt-to-income ratio:	22.44%
Length of employment:	2 years	Location:	Midland, TX

Home town:
Current & past employers:	Gilmer & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

584268 added on 12/14/09 > Paying off a line of credit at Bank of America. I intend to pay all debt off in three years. 584268 added on 12/14/09 > My balance at B of A is $31,000 and I will pay the difference between the loan and balnce from savings ($7,000) to close the line of credit.

A credit bureau reported the following information about this borrower member on December 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,790.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thank you for considering this request & good luck. Potential lenders have limited loan info (not the full application). Requests like this are made to better assess risk of default. I am interested in funding your loan depending on your reply. Please verify your income with lending club by emailing them at support@lendingclub.com asking for instructions on how to do so. Potential lenders will fund your loan with verification over similar loans without. Please answer all the following not already answered: nature of the debt you will pay off with this loan (one time expense, runaway spending, youthful indiscretion, etc.) steps you've taken to get spending in line with income please outline all your monthly commitments (mortgage/rent, utilities, car notes, other loans, other regular expenses, business expenses, medical expenses etc.) if you are refinancing credit cards, please include all balances / rates that this loan will cover nature of your employment - roles and responsibilities is the income listed your's alone? if not please explain contingency plan for repayment if you lose your job	I had to absorb legal expenses from a divorvce in 2002. I had a majority of it on credit cards, and moved it to a line of credit with Bank of America about 3 years ago. The original amount on the line of credit was 41, 800 and I have slowly paid it off at payments of $850 per month (very little towards principal @ 13.99%). I am remarried (two years) and my wife is a social worker. I am a landman with Gilmer & Associates. I make $77,000 and she makes $51,000. We have $20,000 equity (no appreciation) that we put down on our house. We also have a savings account and one paid off vehicle. We are desiring to pay off the line of credit within 3 years. I am supplying Lending Club my tax returns, hopefully later today.
How did you get in 31K of debt? Also what is your job at Gilmer? Is it stable since you've been there only 2 years? Thank you.	Good question! I think my job is stable. I negotiate oil and gas contacts and business is brisk. Yes it could slow down but typically that would be about this time of year (prior to oil companies 2010 budgets). I divorced my wife in 2002 and assumed some debt and attorney fees. I put it all on credit cards. Then I moved the debt $41,800 off the cards and onto a line of credit with B of A. I've been paying $850 per month and barely made a dent (down to 31,200). My B of A contracted rate is 13.99%, which they recently wanted to revise to prime plus. I am remarried and we want to pay off this B of A line of credit within 3 years and end my relationship with them. It would also vastly improve my debt ratio!
Please respond to the following: So we can understand how this will fit in to your budget, please give us an idea of your monthly bills, i.e., rent/mortgage(s), car, food, other loans, etc. Do you have a second mortgage or HELOC? If so, what is the balance and monthly payment? In the case of a job loss, what is your contingency plan to repay this loan? Thank you and good luck with your loan	Under my income I have the line of credit with B of A (3 years) and two other cards AMEX (only work related for expenses); and a Discover Card with $12,000 ($250 per month-no active charges). I also pay the utilities, and my car is paid off. My wife also works and she pays the mortagage and her car payment ($1900 and $350 per month). We put $20,000 down on our house (conventional loan with Wells Fargo) and our savings account is balance is $20,000. My B of A line of credit payment is $850 per month and is rcalulated monthly at 13.99%. They sent me a letter stating a change to plus prime, and I had a signed contact! They sent me a "sorry we won't do that" letter last week. I am quickly working to be free of Bank of America, debt free, and live'n thin till then. Let me know if this answers your questions. Like your tag...

Member Payment Dependent Notes Series 466150

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
466150	$24,250	$24,250	11.83%	1.00%	December 24, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 466150. Member loan 466150 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,500 / month
Current employer:	Data Conversion Laboratory	Debt-to-income ratio:	3.00%
Length of employment:	8 years	Location:	PLAINVIEW, NY

Home town:
Current & past employers:	Data Conversion Laboratory
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,444.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you intend to use this loan for?	Purpose for the loan is to consolidate credit card debt.
I really want to invest here but you are making it really hard and unless you provide some transparency of loan purpose, income sources, and detailed monthly expenses...you really have a slim to ZERO chance of getting funded. Please provide details as to the loan purpose, why you aren't a risk for us, and why we should invest in you. Also, I would strongly encourage you to contact Lending Club to verify your income.	Purpose for the loan is to consolidate credit card debt. My income is 102,000 a year and monthly expenses are about $4,000 a month.
Your credit report only shows around a $500 balance. Please detail out the balances, rates, etc. Also, what is your position and is there another income in your household?	American express is at $20,000 and master card are $5,000
Can you provide some insight into why your credit card balance is $19,000 less than the amount you want to borrow "to consolidate credit card debt?"	I don't know. American express is at $20,000 and master card are $5,000
What's your role at Data Conversion Laboratory?	Senior Project Manager

Member Payment Dependent Notes Series 466377

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
466377	$12,000	$12,000	8.94%	1.00%	December 29, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 466377. Member loan 466377 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	City of New Britain	Debt-to-income ratio:	10.14%
Length of employment:	1 year	Location:	SEYMOUR, CT

Home town:
Current & past employers:	City of New Britain
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	81
Revolving Credit Balance:	$700.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congratulations on your upcoming nuptials! I would like to help fund your loan, but have a few questions. When are you planning on having the wedding? Do you have any other outstanding debts, like a car loan or student loans? And, would you give a rough estimate of your total monthly expenses? Can you give a short description of the type of work you perform for the City of New Britain? Do you have a savings account or any other kind of emergency fund? Are you willing to verify your income with Lending Club? (Please contact Lending Club to find out how.)	Let me answer each question one at a time. 1. The wedding is on May 29, 2010. 2. I have an outstanding car loan. It is a five year loan that ends 5/21/2013. Monthly payments are $392.25 but I pay $500 a month in order to pay it off sooner. The remaining balance is approximately $12,000 and the interest is around 6%. 3. I have an outstanding consolidated student loan. Monthly payments are $119.55. The remaining balance is approximately $19,278.97 and the interest is 1.625%. 4. Rough estimate of monthly total expenses are as follows: ??? Rent - $750 ??? Cable, Internet, and Phone - $150 ??? Cellphone - $50 ??? Utilities (Electricity) - $50 ??? Car - $500 ??? Student Loans - $120 ??? Credit Card - $500 (Includes Food/Groceries, Gas for Car, etc.) 5. I am an Accountant, my official title is the Budget and Capital Projects Fiscal Officer. I work in the Finance Department at the City of New Britain. I compile the yearly budget that the City must do by CT State Statutes in order to determine the taxable mill rate that the City will assess to its citizens. I also monitor the City???s Capital Projects like School Construction and Road Repavement and submit expenditure reimbursements to applicable Federal and State Agencies. 6. I have a savings account of a little over $1,000 and an emergency fund of $3,131.13 as of 12/21/09. 7. I am willing to verify my income with Lending Club.
What specifically do you want to use this for?	Specifically I wanted to use the funds to make the final payments on the wedding venue and vendors that I have remaining for our May 29, 2009 wedding. Estimated remaining balance as of 12/21/09 are as follows: ??? Wedding Venue - $8,000 (includes the food) ??? Photographer - $900 ??? Florist - $1,200 ??? DJ ??? $450 ??? Church - $500 ??? Pre-Cana - $150 ??? Wedding Dress - $600 ??? Hair/Make-up for Bride - $200

Member Payment Dependent Notes Series 467252

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
467252	$12,000	$12,000	14.96%	1.00%	December 24, 2009	December 22, 2012	December 22, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 467252. Member loan 467252 was requested on December 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Medix Staffing Solutions	Debt-to-income ratio:	12.42%
Length of employment:	< 1 year	Location:	Verona, NJ

Home town:
Current & past employers:	Medix Staffing Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

587545 added on 12/08/09 > I have recently paid off my credit cards and am looking to make a few purchases for my apartment and to do some debt consolidation. 587545 added on 12/08/09 > I will put this money to good use and I feel very good about my financial situation considering I just paid off about $5,400 in credidt card bills. I live in a apartment that my parents own and I only pay the monthly utilities so my expenses are not high whatsoever. I have recently got my credit score to over 660 and will continue to raise it. I budget my money very wisely and make $600 dollars a week salary after taxes plus commission and would easily be able to pay off this loan in less than the three years. My monthly bills add up to about $500 and I do not have a crazy lifestlye so I will have more than enough funds available each month to pay off the loan. I work in the healthcare industry for a growing company and am very secure in my job and will me moving up the corporate ladder soon enough.

A credit bureau reported the following information about this borrower member on December 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	16
Revolving Credit Balance:	$5,049.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $12,000 loan questions are: 1- Position @ Medix Staff Solutions? 2- Application reflects <1 year (less than 1 year) current employer. Provide three years work (or school) history prior employers? 3- Credit Report reflects $5,049 revolving credit balance; CC payments per month are $? (Total payments PAID per month; not minimum payments DUE due per month.) Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.08.2009 #5:45 AM ET.	I am a Personnel Consultant at Medix. I place people in positions in the healthcare field and i receive a salary of $42,500 and on top of that I get commission. I have been working here since July but before that from September of 2006 untin January of 2009, I was employed as an Accounting anf Finance Recruiter with Linwood Consultants but was downsized due to the economy. My revolving credit is not correct because it does not reflect the fact that two weeks ago I paid $4,900 to my Wachovia credit card. I now have $600 dollar balance on my other card with a minimum payment of $15 dollars a month and a Dell credit card where there is a $700 dollar balance with no interest thru August 2010. My total payments per month will be about $500 for utilities and Credit Cards. Please let me know if you have any further questions/

Member Payment Dependent Notes Series 467686

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
467686	$13,750	$13,750	11.48%	1.00%	December 24, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 467686. Member loan 467686 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Costco Wholesale	Debt-to-income ratio:	21.79%
Length of employment:	10 + years	Location:	COSTA MESA, CA

Home town:
Current & past employers:	Costco Wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > Looking to consolidate debt. Thank you.

A credit bureau reported the following information about this borrower member on December 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	63
Revolving Credit Balance:	$60,656.00	Public Records On File:	0
Revolving Line Utilization:	59.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 467857

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
467857	$15,000	$15,000	12.87%	1.00%	December 29, 2009	December 24, 2012	December 24, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 467857. Member loan 467857 was requested on December 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	SGI	Debt-to-income ratio:	10.86%
Length of employment:	7 years	Location:	CUMMING, GA

Home town:
Current & past employers:	SGI, Scientific Games Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

588871 added on 12/10/09 > I have been at my current job seven years. Incured some debt after some major car issues and dental work. I transferred balance to 0% cards and now want to pay them off before they expire. Looking forward to becoming debt free after this loan is paid off. Thanks in advance for the help. My wife is currently employed at a retail outlet making approx. $300 a week not included in my income.

A credit bureau reported the following information about this borrower member on December 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,369.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what sort of expenses do you incur every month? auto payment, groceries, bills, etc.	No car payments they are paid for. About $300 a month for groceries, auto insurance, and household bills power water cable gas.

Member Payment Dependent Notes Series 467968

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
467968	$25,000	$25,000	14.61%	1.00%	December 24, 2009	December 24, 2012	December 24, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 467968. Member loan 467968 was requested on December 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	Monroe Police Dept	Debt-to-income ratio:	22.62%
Length of employment:	9 years	Location:	Washingtonville, NY

Home town:
Current & past employers:	Monroe Police Dept
Education:

This borrower member posted the following loan description, which has not been verified:

589143 added on 12/10/09 > I was in a bad marriage and had to eat this debt. The payments that was offered by lending club is affordable. I have never been late on any bills and would like help to get out of this bebt

A credit bureau reported the following information about this borrower member on December 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,484.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $25,000 DC loan question: 1- Position @ Monroe Police Dept? (Patrol? Support? Admin? Or what?) 2- Mortgage/rent and vehicle payments per month are $? 3- Credit Report reflects $32,484 revolving credit balance; CC payments per month are $? (Total payments PAID per month; NOT minimum payments DUE due per month.) Asvance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.11.2009 @ 5:545 AM ET.	position is patrol officer. I live with my fiance, i contribute 700.00 a month towards the monthly bills. I have three cc payments(400, 300 and 200)
Thanks for your reply. Email's purpose tell you I am investing to help fund your $25,000 loan. FYI- Many small investors combine together and fund Lending Club Person-2-Person (P2P) borrower loans. Borrowers active, or retired w/pension, in law enforcement very stable income ensures loan fully repaid in timely manner. Funding pace quickens after LC Home Office (Sunnyvale, CA) verifies reported job-monthly $ gross income. Expect Home Office Employment-Income Verification Team to contact you. Team will specify required documents to provide- Pay Stub, IRS Form W-2-1040 Tax Return. Law enforcement borrowers much in demand. Be patient; $20,000 to $25,000 loans 100 percent fund slower- typically within 11-14 days. Final 20 to 25 percent often funds within last 2 days. Best of luck that your loan completes funding quickly. Semper Fidelis (USMC Motto). Member 505570 (RetiredUSMCInvestor) sends.	Thank you for your help. I have never had this much debt in my life, but do to a bad marriage and divorce i had to eat it. You will not be sorry i always pay my bills on time
Thank you for considering this request & good luck. Please verify your income with lending club by emailing them at support@lendingclub.com asking for instructions on how to do so. Potential lenders will fund your loan with verification over similar loans without. Please answer all the following not already answered: nature of your revolving credit balance if over the loan amount (heloc, other loans etc.) how the difference between the loan amount and your revolving credit balance will be handled is the income listed your's alone? if not please explain contingency plan for repayment if you lose your job	Income is mine alone. Due to a bad divorce i had to eat the debt. I have three credit cards totaling the 25k. That i want to pay off with this loan, the rates are to high on the cards. the rest of the debt is in a line of credit where the rate is low and with this loan and the line of credit would allow me to pay both off in three years. I am a police officer with high seniority and will not lose my job
Me again. Loan now 70 percent funded. Will definitely soon 100 percent fund. When fully-funded are you accepting loan (less Lending Club's management fees)? Thanks for answer. RetiredUSMCInvestor sends 12.17.2009 @12:50 PM	Hi. Yes when fully funded I will accepting the loan. This loan will have me debt free in three years and I am very happy about this. Like I said before I was in a bad spot with my marriage and got stuck with the debt. Hard lesson learned. Again thank you so much for funding this loan. It helps a lot.

Member Payment Dependent Notes Series 468106

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468106	$8,400	$8,400	11.83%	1.00%	December 24, 2009	December 31, 2012	December 31, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468106. Member loan 468106 was requested on December 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	The bank of tokyo mitsubishi	Debt-to-income ratio:	5.67%
Length of employment:	2 years	Location:	BAYONNE, NJ

Home town:
Current & past employers:	The bank of tokyo mitsubishi
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,033.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 468195

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468195	$18,000	$18,000	12.18%	1.00%	December 29, 2009	December 25, 2012	December 25, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468195. Member loan 468195 was requested on December 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Amato and Associates, Pc	Debt-to-income ratio:	11.93%
Length of employment:	1 year	Location:	Bethlehem, PA

Home town:
Current & past employers:	Amato and Associates, Pc
Education:

This borrower member posted the following loan description, which has not been verified:

589555 added on 12/11/09 > Pay off and close my citi bank credit card. I have a balance on a Citi Bank card and they took my rate from 10.99% to 29.99% with no late payments or over credit limit occurances and good credit and then offer me 10% back everytime I pay each month which still leaves me at 19.99%.

A credit bureau reported the following information about this borrower member on December 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$64,394.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I have the following questions: 1. Can you please, verify your income with LendingClub (Call them for details) ? 2. Position at Amato and Associates, Pc? What were you doing before you joined them less than a year ago? 2. Can you please, provide a detailed breakdown of your debt (balances and rates %)? You have a large revolving balance!!!! 3. Can you please, provide your monthly recurring expenses? Thank you!	I can verify it with lending club. I am the IT Director. I have been working here for 18 months. I'm not sure why you said less than a year. I verified this with Lending Club this morning when they called my office. My revolving balance is due to a $37,000 HELOC when I purchased my house. They did a mortgage and a HELOC to cover the purchase of the house. I am in 50/50 with a partner so I am only technically paying half of the mortgage. Before coming to work here I was a partner in an IT Company that I sold my share in to come work here.

Member Payment Dependent Notes Series 468378

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468378	$20,500	$20,500	12.53%	1.00%	December 24, 2009	December 31, 2012	December 31, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468378. Member loan 468378 was requested on December 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,411 / month
Current employer:	one2one computer services inc.	Debt-to-income ratio:	17.38%
Length of employment:	5 years	Location:	Lancaster, PA

Home town:
Current & past employers:	one2one computer services inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/09 > My fiance and I are just looking to consolidate some of our debt before the wedding. both have great jobs and good credit. we just want one monthly payment rather than a bunch of little ones.

A credit bureau reported the following information about this borrower member on December 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,061.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Assuming the reported income is yours ($3,411/mo), what is your spouse's income?	2107/mo

Member Payment Dependent Notes Series 468546

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468546	$12,000	$12,000	13.22%	1.00%	December 23, 2009	December 29, 2012	December 29, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468546. Member loan 468546 was requested on December 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Sun-Maid Growers of California	Debt-to-income ratio:	1.83%
Length of employment:	1 year	Location:	Fresno, CA

Home town:
Current & past employers:	Sun-Maid Growers of California
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,032.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please elaborate on the purpose of this loan. What is your position with Sun-Made Growers?	The purpose is to re-invest in Lending Club notes. I already have a lot invested here over the last 9 months, I was offered an opportunity to get a loan at a reduced rate (4% off the rate you get), and while my rate is still not ideal, I believe I can make money while also boosting my overall credit rating. Although I have had a perfect credit history for years, I paid my car off years ago and only have small revolving card accounts, which depresses my rating. I see the full description I wrote has not yet been posted. My position is IT support. My monthly budget is $550 rent, $40 internet, $75 gas, $100 food. Other utilities are paid by my fiancee. I could cover the full amount even if I lost my job today, which is unlikely to happen, but after some consideration I opted to ask for this loan.
Even borrowing at 9%, the odds are against you that you will make money on this on an after tax basis. What kind of job do you have and what kind of assets do you have to back up this loan? Who did you work for before your current employer. I don't see how this is a good decision for you and need you to sell me on this. Thanks.	Besides my LendingClub notes (currently valued even higher than I'm asking here), I have more than I'm asking in my checking & savings, as well as smaller stock and retirement investments. I'm not worried about being able to cover it, since I already have a 12-month savings buffer. My work is a systems/network technician. Before this I worked a similar job in a mortgage company, and I still do consulting work for them, which all goes to savings & investments. I'm hoping this loan will also boost my credit rating.
What is your job position and how stable is your employment? What kind of assets do you have and how much do you have invested in Lending Club? How can you be sure that you will beat the avg.?	I'm a network technician, and Sun-Maid has very low employee turnover. In fact, it had a very good year without cutting staff; conversely it also doesn't do much better than normal in boom times. When I try to give financial specifics, my answers are consistently rejected by the LendingClub review as containing personal information, I'm sorry. I have $15k cash deposits, $20k liquid investments (incl LendingClub), and $5k or so illiquid assets, with $2k debt. I ran the numbers and I see a slim margin, after the LC origination & investor fees, recouping the origination in about 12-15 months depending on average rates I get. I don't intend to go deep into the G grade or anything like that, just my usual moderate risk investments. That leaves two more years to make money.
Greetings. Can you kindly explain what the purpose of this loan is. Also, you show only one year of employment at Sun-Maid Growers. What is your current position there, and please describe at least 3 years of previous employment history. Thank you and good luck on your loan!	The loan is for investing in LendingClub notes. I already have a substantial investment and would like to increase it, and was offered a cut-rate via cashback each month by LendingClub. Prior to this job, I worked for 4.5 years at a mortgage company, which I still do contract work for. All of the earnings from that go to savings/investments.
Hello, would you please describe what you plan to do with the loan? Thanks from a curious peer.	Reinvest into LendingClub notes. Although my rate here is 13%, I've been offered a 4% cashback, bringing it down to 9%. I may not make a great deal, but at least I'll build credit while doing it.
Please describe the purpose of the loan. Thanks,	Investment in other LendingClub notes. Hopefully my other answers will give you more detail.
Can you explain how you can take a 13% loan and invest in Lending Club with income sufficient to pay this loan? Thanks.	LendingClub's new leveraged account provides a 4% cash back each month. We'll see if the margin is enough to make a profit or just break even. Hopefully my other answers will give you more detail.
What is the purpose of this loan?	Investment in other LendingClub notes. Hopefully my other answers will give you more detail.
what is the purpose of the loan?	Investment in other LendingClub notes. Hopefully my other answers will give you more detail.
Investing in lending club? What is the reason for the loan?	The purpose is to invest in LendingClub notes at a margin rate. Hopefully my other answers will provide more detail.

Member Payment Dependent Notes Series 468550

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468550	$5,100	$5,100	13.22%	1.00%	December 23, 2009	December 26, 2012	December 26, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468550. Member loan 468550 was requested on December 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	9.14%
Length of employment:	n/a	Location:	san bernardino, CA

Home town:	San Bernardino
Current & past employers:	Community Action Partnership of San Bernardino
Education:

This borrower member posted the following loan description, which has not been verified:

590203 added on 12/12/09 > I assure lenders I have the ability and willingness to make all monthly payments on time. I plan to use the loan for home Improvement. My monthly income is $5500+ I have five years on the job. The company I work for is very stable. Thanks Again

A credit bureau reported the following information about this borrower member on December 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,999.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer and length of employment?	Employer: Community Action Partnership of San Bernardino County Length of Employment: 4 years 8 months
Thank you. Your profile indicates no employer - you may want to contact Lending Club to see if they can correct that.	will do. Thanks

Member Payment Dependent Notes Series 468599

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468599	$14,500	$14,500	11.48%	1.00%	December 28, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 468599. Member loan 468599 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,583 / month
Current employer:	City of Chicago	Debt-to-income ratio:	6.88%
Length of employment:	10 + years	Location:	CHICAGO, IL

Home town:
Current & past employers:	City of Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > the rate is too high Borrower added on 12/19/09 > to free up cash, for reapirs to property Borrower added on 12/21/09 > I pay all my bills on time and always pay more than the standard monthly payment. I would like to make electrical repairs on the bldg. , it needs a complete new line and circuit breaker.

A credit bureau reported the following information about this borrower member on December 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	65	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,003.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you outline your monthly expenditures? Can you also outline your revolving credit? The credit bureau reports $18K of debt, but you are only requesting $14.5K. Can you explain what you plan to pay off and what your strategy is for the remaining balance?	no,what do u mean outline? I don't need to pay off the entire amount. I have stated this before, so I shall say it one last time, to pay off the largest amt owed and for repairs that require the installation of electrical circuit breakers.
Are all the proceeds for this loan going to the improvements above or will you be paying down the 18K revolving debt? What is the interest rate on the revolving debt?	paying down 10,000 - 12,000 for the debt and the remaining for the electrical repairs. I only have an estimate of 3,000-4,000.
Your listing indicates 5 credit inquiries in the last 6 months, which is somewhat unusual. What's up with that? Did any of the inquiries result in credit lines or loans? Individual investors review the listings here and invest in portions of your loan. Each of us have our own criteria that we use to base our decisions on which notes to invest in, so you may get a wide variety of questions from Lenders. Thank you in advance for your answers.	yes, I received some offres for lines of credit. I didn't want what they were offering. And some companies sent me offers.

Member Payment Dependent Notes Series 468616

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468616	$2,500	$2,500	13.92%	1.00%	December 28, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 468616. Member loan 468616 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,875 / month
Current employer:	City Year Greater Philadelphia	Debt-to-income ratio:	16.54%
Length of employment:	5 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	City Year Greater Philadelphia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/09 > I will be using this money to consolidate. Borrower added on 12/20/09 > I have been closely using a budget for the past year and have reviewed all of my accounts. This small loan will lower interest rates and allow me to get out of debt faster.

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	13
Revolving Credit Balance:	$2,271.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Could you please describe in more detail how you will be getting it together? Do you have a budget? Regards; Art	Good day- I have been following a budget for the last year and have spoken to several professionals about ways to continue improving my credit, as well as quality of living. I have compared all of my aprs and interest rates and thus feel compelled to take out this small loan to better manage my money and control the apr in which I am paying.

Member Payment Dependent Notes Series 468706

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468706	$25,000	$25,000	12.18%	1.00%	December 23, 2009	December 27, 2012	December 27, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468706. Member loan 468706 was requested on December 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,500 / month
Current employer:	USDA	Debt-to-income ratio:	17.62%
Length of employment:	10 + years	Location:	Grayling, MI

Home town:
Current & past employers:	USDA
Education:

This borrower member posted the following loan description, which has not been verified:

590522 added on 12/13/09 > This will help me consolidate some debt and at a better interest rate. I had worked with USDA for 17 years and I am a good and reliable employee. My goals is to be debt free in 3 years. I am working in a budget and so far is working well , I am not buying anything that is not need it or that I don't have the money cash to buy.

A credit bureau reported the following information about this borrower member on December 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,263.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current interest rate and amounts you wish to consolidate?	They varies from 13-20%.
You say you "had" worked for the with the USDA for 17 years. Do you no longer work with them?	I am still working with them.
How much is your debt and what kind of debt is it?	Mostly CC debt and one unsecured loan from Bank of America we used for adoption expenses for our child.
What else do you plan to spend this $25,000 on?	I am planning to use it to paid debt mostly CC and one unsecured loan. My total debt is actually 38,000.00. This will help me to get thing in one or two payments. I actually like the fact that it is three years and then I be done. The savings on interest rate is also great.
What are your current monthly expenses?	My monthly expenses are 1000.00. This includes my mortgage, electric, phone and insurance.

Member Payment Dependent Notes Series 468720

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468720	$15,000	$15,000	16.00%	1.00%	December 24, 2009	December 27, 2012	December 27, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468720. Member loan 468720 was requested on December 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,354 / month
Current employer:	Westchester Community College	Debt-to-income ratio:	12.89%
Length of employment:	< 1 year	Location:	riverdale, NY

Home town:
Current & past employers:	Westchester Community College
Education:

This borrower member posted the following loan description, which has not been verified:

590549 added on 12/13/09 > I am planning to attend Columbia University in the spring to take some credits towards my Ph.D. I plan to take three classes there, buy books and pay off my credit card (they are about $2,500 together) What makes me a good borrower is that I am extremely responsible.

A credit bureau reported the following information about this borrower member on December 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	30
Revolving Credit Balance:	$2,328.00	Public Records On File:	0
Revolving Line Utilization:	59.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $15,000 Education loan questions: 1- Position @ Westchester Community College? 2- Rent and vehicle payments (if any apply) per month are $? 3- Application reflects <1 year (less than 1 year) current employer. Provide three years work (or school) history prior employers? Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.14.2009 @ 5:26 AM ET.	1. My position at Westchester Community College is Assistant Professor/Counselor (Tenuer Track). 2. My Rent is 720-750 (summer Months is 750). My Car payment is 270 a month. 3. Ive been working at Westechester Community College for 10 moths now. I previouisly worked at The City College on New York for 2 years, and before that at the State University of New York for a year. Before working full time I was pursuing my Master in Higher Education Administration and working part time at Binghamton University in New York.
Since you have been with your current employer for a short time could you please describe your work/school history at bit more (at least 3 years)? Thank you.	I have been working at Westchester Community College (WCC) for 10 months now as an Assistant Professor/Academic Counselor (tenure track), before working here I worked at The city University of New York (CCNY) for two years as the Coordinator of Enrollment Services. Privios to CCNY i worked at the State University of NY at Oneta for one year as an Academic Counselor and while pursuing my masters At Binghamton University I worked there as a Part time Academic Advisor for 2 years. I know I just recently started working at WCC, but since I am in a tenute track position, the position i have been chasing for some time now, I won't be leaving here any time soon.
Professor- Email's purpose is tell you I am investing to help fund your $15,000 Education loan. FYI- Many small investors combine together and fund Lending Club Person-2-Person (P2P) borrower loans. Borrowers active, or retired w/pension, in academia-education very stable income ensures loan fully repaid in timely manner. Consequently those borrower loan's much in demand. Funding pace quickens AFTER LC Home Office (Sunnyvale, CA) verifies reported job-$5,354 monthly gross income. Expect Home Office Employment-Income Verification Team to contact you. Team will specify required documents to provide- recent Pay Stub or IRS 2008 Form 1040 Tax Return. Be patient; $15,000 loans 100 percent fund typically within 10 days listed. Final 20 percent often funds within last 2 days listed. Best of luck that your loan completes funding quickly. Semper Fidelis (USMC Motto). Member 505570 (RetiredUSMCInvestor) sends 12.14.2009 @ 11:41 ET.	Dear investor, Thank you for your consideration.
Can you explain the 5 inquiries in the last 6 months and why you are using lending club instead of applying for federal loans	The the last inquiries in the last 6 months were because: 1. I recent moved to a new apartment building, they made an inquiry. 2. A car lease, which I first tried to finance through a bank but then decided to save money by leasing it through the dealer. I then went to 2 different dealerships because the firth one wanted to rip me off by selling me a lemon car (three inquiries) 3. A purchase of room furniture, which i also tried to finance, but then decided to pay cash. I do not qualify for Federal Loans because of my income. I am also taking advantage of a loan forgiveness program which I will loose the time I have put in if I borough money from the government. I won't be able to re-enroll in this program until i finish my borrowing from them. In the future I am looking for full funding from the school, so loosing the time i have put in the loan forgiveness program is not worthy
Could you explain your delinquency from 30 months ago? Do you intend to continue taking classes after this semester? If so, how will you fund future semesters? At $527.36 / month payment, which begins immediately upon loan issuance, there are limits to this model for paying for grad school.	I have to be completely honest. I went back to my credit report and I cannot understand why I had made satisfactory payments from March 07 to february 09, except for the month of June 07. It might be a mistake, or it might be that something happened, that escapes my mind right now. Masters and Ph.D. programs usually allocate funding in the fall semester. Comes the spring semester there is not much money they can offer any new students. I am applying for funding starting in the fall in different schools. Whichever gives me the most funding I will be attending there.
If you intend not to stay at Columbia and complete your degree there, it may not be wise to take classes for one semester. Unless your field has very specific requirements (and even then it's no guarantee), many schools will not recognize credits/courses taken at other institutions toward the degree. They want you to take THEIR version of the course. Something you might want to consider before spending $15,000.	I have done some research already and the classes I plan on taking will transfer to the other schools. I want to apply for a promotion right after I get tenure at the college. However, I need a certain amount of credits that I do not have. I would like to finish those as soon as possible and maybe become a Ph.D. candidate before my fifth year here. I believe I have a great chance on getting funded by Columbia because our President graduated from there and has also been teaching there for years. He is a prominent Faculty member in the Higher Education program at Columbia and I will have his support.

Member Payment Dependent Notes Series 468796

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468796	$20,000	$20,000	12.18%	1.00%	December 23, 2009	December 28, 2012	December 28, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468796. Member loan 468796 was requested on December 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,020 / month
Current employer:	Trinity Health System	Debt-to-income ratio:	7.61%
Length of employment:	5 years	Location:	CANAL WINCHESTER, OH

Home town:
Current & past employers:	Trinity Health System
Education:

This borrower member posted the following loan description, which has not been verified:

590712 added on 12/16/09 > I am not having problems paying on my debt I would just like to lower my interest rates, and consolidate to one bill. Cards got kind of high trying to help family and medical expenses. Thanks for any help that you may offer. Also, I am trying to consolidate credit that is in my wife's name, which is why my debt amount and my loan amount Differ. Thank You Borrower added on 12/21/09 > Part of the reason that I am doing this is also that we got a letter from one of my wife credit card companys ( National City ) that they are changing her low rate from fixed to a variable that might go up to 27% even though she has outstanding credit. I would like to consolidate our cards then close all but one of them for emergencies. Borrower added on 12/21/09 > Also, my wife works for another Hospital in the area and her salary is close to 30k.

A credit bureau reported the following information about this borrower member on December 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,241.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What's your role are Trinity and can you explain why there's a difference in amount of loan and credit balance?	I work for the IT dept. in Columbus, Ohio. I support the corporate network for 4 hospitals and 56 remote sites around the area. The difference between the amounts came from rounding in when I made the initial request and to cover any increase in interest or finance charges, Also, the fees for the loan will take it to pretty much breaking even. I hope I have answered your questions. Andrew
It shows credit balance of ~$10k. You are asking for $20k. The difference is rounding or finance charges? I assume something isn't right w/ the credit balance. What are the balances of the debt and the interest rates of each?	I see now, thanks for pointing that out. Part of the debt that I am trying to consolidate is in my wife's name. I should have explained that. Thanks, Andy
What is your job and how stable is your income? thank you.	Desktop and Network Services Technician My income is very stable!
Does your wife work? If so, what's her salary?	Yes my wife also works for a health care organization. Her Salary is about 30,000

Member Payment Dependent Notes Series 468812

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468812	$16,800	$16,800	12.53%	1.00%	December 28, 2009	December 28, 2012	December 28, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468812. Member loan 468812 was requested on December 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Scarab Consulting	Debt-to-income ratio:	8.21%
Length of employment:	1 year	Location:	NEW YORK, NY

Home town:
Current & past employers:	Scarab Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/09 > Purpose of the loan: My wedding was in August of 2009. Around that time, I had a balance transfer offer to one of my credit cards with a limit of $22,500. If I consolidate with a loan offered through lendingclub, the APR would be less.

A credit bureau reported the following information about this borrower member on December 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,589.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Scarab Consulting? Please provide details on the purpose of your loan. Thank you.	Systems/Network Administration: Implement Enterprise Antivirus Software over entire Network Install and configur Linux Ubuntu GUI and Server versions Administer e-mail accounts and provide blackberry support to users Provide PC Hardware/Software support and upgrades Support Servers and installation of new Servers (Dell Open Manage) Install, configure, and supporte LAN and network printers Manage Active Directory Users and Computers Organize and maintain asset inventory Imaging, Ghosting, and backup of PC partitions and data Install, configure, and support VMWare, VSphere, and ESXi Server Purpose of the loan: My wedding was in August of 2009. Around that time, I had a balance transfer offer to one of my credit cards with a limit of $22,500. If I consolidate with a loan offered through lendingclub, the APR would be less.
Please respond to the following: What are your responsibilities at Scarab? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? So we can understand how this will fit in to your budget, please give us an idea of your monthly bills, i.e., rent/mortgage(s), car, food, other loans, etc. What are the balances, interest rates, and minimum monthly payments of the debt you will pay off with this loan? In the case of a job loss, what is your contingency plan to repay this loan? Thank you and good luck with your loan	Systems/Network Administration: Implement Enterprise Antivirus Software over entire Network Install and configur Linux Ubuntu GUI and Server versions Administer e-mail accounts and provide blackberry support to users Provide PC Hardware/Software support and upgrades Support Servers and installation of new Servers (Dell Open Manage) Install, configure, and supporte LAN and network printers Manage Active Directory Users and Computers Organize and maintain asset inventory Imaging, Ghosting, and backup of PC partitions and data Install, configure, and support VMWare, VSphere, and ESXi Server I am not the sole wage earner in my household. The household income is $78,000/Year. Monthly rent payment is $560/Month. The balance of the debt I will pay off with this loan is currently at: $20,493.98. The loan is to pay $16,000+ of this off, the remaining balance will be paid off by me by the end of this month when payment is due. There are no other loans.

Member Payment Dependent Notes Series 468817

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468817	$14,000	$14,000	13.57%	1.00%	December 24, 2009	December 28, 2012	December 28, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468817. Member loan 468817 was requested on December 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	n/a	Debt-to-income ratio:	15.43%
Length of employment:	n/a	Location:	HUDSON, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

590742 added on 12/14/09 > I currently pay over 1000 a month to my credit cards and have never missed a payment. This will be less than I currently pay. 590742 added on 12/14/09 > I am a real estate agent with RE/Max. I have been a realtor for 5 years. I have made more than I have listed on average all 5 years.

A credit bureau reported the following information about this borrower member on December 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,016.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you give some details about your income in the last 2 years since we've been in a market slump? What are you doing to maintain your income in this difficult environment? Thank you	I started doing real estate in 2005, when we were already in a slump here in the Twin Cities, so I do not know anything different than the market we have. I have sold between 20 and 30 homes annually. I am part of a 3 person team that is well established in our Market.

Member Payment Dependent Notes Series 468866

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468866	$15,000	$15,000	14.26%	1.00%	December 28, 2009	December 28, 2012	December 28, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468866. Member loan 468866 was requested on December 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	1.09%
Length of employment:	n/a	Location:	JERSEY CITY, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

590891 added on 12/14/09 > I would greatly appreciate a little help, just to get me over the hump. I am an investor, and as we all know this year has been tough. I have made it so far, and just need a little help to make it through. I will be a more than competent borrower, and it will be a smooth process. Thank you null 590891 added on 12/15/09 > To clarify things, I am a commodity trader, and have been successful in past years. This year has been a little slow with the economic meltdown, and I have fell behind on my American Express card. I am having troubles paying down the $9,000.00 debt while maintaining my bills. This money would enable me to stop worrying, and focus on my work. I am confident that I will be a competent borrower, and that no payment will be missed. I am in need, and I hope people ccan come to my rescue. Thank you.

A credit bureau reported the following information about this borrower member on December 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,098.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $15,000 "OTHER" loan questions: 1- Loan application reflects no employer or Length of Employment. If self-employed what is occupation/business? If employed by company, firm or person, identify employer and your years employed? 2- $8,333 monthly gross income- 1 or 2 wage earners? 3- Rent and vehicle payments (if applies) per month are $? 4- "Other" Loan Category: "OTHER" tells investors NOTHING about intended purposes $15,000 loan requested. Please accurately describe loan's intended purposes? Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.15.2009 @ 6:59 AM ET.	I am a commodity trader, I work with Pioneer futures on the New York Mercantile Exchange. I have worked with this company for 6 years. I have been a successful commodity trader for 3 years. Hoever this past year has been rough, and I need the loan just to maintain my bills during this period of time. Thank you
Me again. Thanks for answers to Questions Numbers 1 and 4. But you "skipped" over Questions Number 2 and 3. Those questions were: 2- $8,333 gross monthly income- 1 or 2 wage earners? 3- Rent and vehicle payments (if you own a vehicle) per month are $? Other investors interested in helping fully fund your $15,000 Debt Consolidation loan probably have SAME 4 questions that I previosly asked you. Answering ALL of my questions will help other investors (lenders) to make ther lending decision too. RetiredUSMCInvestor sends 12.15.2009 8:27 AM ET.	My monthly income has been an average of my trading for the past 3 years, and I rent an apartment for $1780 a month. I have no vehiicle payments. I have just been scraping by, and it has had its toll on my life, and at work. I can usethis money to get ahead of this problem, and then start moving forward. Thank you again for your questions and concerns.
If you could contact LC and get your income verified it would help your loan funding immensely given your situation. Thanks and good luck.	Thank you, I was going to call them tomorrow in order to change a few things.

Member Payment Dependent Notes Series 468892

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468892	$12,000	$12,000	8.94%	1.00%	December 23, 2009	December 28, 2012	December 28, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468892. Member loan 468892 was requested on December 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	n/a	Debt-to-income ratio:	1.00%
Length of employment:	n/a	Location:	Dana Point, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

590940 added on 12/14/09 > We have a small bakery and want to buy a larger yet more fuel efficient delivery van to even further grow and expand our business. We have this bakery now for the past 13 years and we were able to grow it, WITH THE BLESSINGS OF GOD, year after year. We still net a gain of + 9 % this year, although everyone is suffering in this economy. null

A credit bureau reported the following information about this borrower member on December 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,740.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello.What is your gross revenue from business per month? How long have you been in business? Is your business a separate entity (i.e. INC/LLC etc.)	We did it before with capital one, but through lending club the loan doesn't show in my credit report, or is a lien holder on the pink slip.

Member Payment Dependent Notes Series 468894

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468894	$16,000	$16,000	16.00%	1.00%	December 23, 2009	December 28, 2012	December 28, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468894. Member loan 468894 was requested on December 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	19.06%
Length of employment:	n/a	Location:	BELLEVUE, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

590944 added on 12/14/09 > Running a restaurant in Port Orchard, WA. Sales tripled during 11 months of ownership. Looking for additional capital to expand and hire some help as it is getting busier than before. Thanks for all your support in advance! null

A credit bureau reported the following information about this borrower member on December 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,333.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $16,000 Small Business loan questions: 1- Length of Time as either owner or previously as manager of this restaurant is? 2- Home mortgage and vehicle payments (if any applies) per month are $? 3- Credit Report reflects $23,333 revolving credit balance; CC payments per month are $? (Total CC payments actually PAID per month; NOT minimum CC payments DUE per month.) 4- Is this a short-term (usually repaid within 1 year) "Bridge Loan" to finance AP, PR, equipment, inventory, prepaid business expenses? Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.15.2009 @ 6:34 AM ET.	Ten years as manager of this restaurant and it's now under my ownership since January 2009. No home mortgage at all and vehicle payments are $ 500/month. Another $ 700/month for all my credit cards. Yes, I'm am looking to repay this loan within a year period even though it is amortized for three years. Thank you for your support!
Member, Please explain for what the $23 thousand of credit was used. Thanks	To purchase the business. Thank you for your support!
(1) How have you repositioned your restaurant to perform so well since the transaction? (2) How do you specifically propose to deploy the additional desired capital?	There is a military base nearby. I've added a bar and other menu items for all groups of people. As of today, I am constantly adding items to our menu. Traffic has been tremendous! With this loan request, I plan on bringing in new equipments to meet this new demand and put some aside for working capital.
i am curious.. you mention a military base nearby. does the military represent a majority of your client?le? What are you doing to the restaurant to attract new clients as well as maintain existing? How has the economy impacted the business and what are you doing to offset such impacts..THANX for your response...	The military, households in the area, consumers employed by local businesses, families of the military personnel, visitors, and tourists are my clientele. We are at a good location. Prior management did not manage the business and I saw areas, where it needed improvement. As I took over the business, I made sure that I took care of those areas. Once I did, sales gradually climbed to where they are right now.

Member Payment Dependent Notes Series 468995

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
468995	$9,000	$9,000	12.18%	1.00%	December 23, 2009	December 28, 2012	December 28, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 468995. Member loan 468995 was requested on December 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	citi cards	Debt-to-income ratio:	6.17%
Length of employment:	< 1 year	Location:	albuquerque, NM

Home town:	san antonio
Current & past employers:	citi cards
Education:	Graceland University at Lamoni

This borrower member posted the following loan description, which has not been verified:

591134 added on 12/14/09 > for my debt 591134 added on 12/16/09 > pay off my bills so i won't get deeper into debt 591134 added on 12/16/09 > this will put me ahead and so i wont have to make so many payments to different places just make one to lending club Borrower added on 12/18/09 > my job is stable i plan on staying there for a long time and its with a good company called citi group Borrower added on 12/18/09 > if i was not responsible my score wouldnt be as good as it is

A credit bureau reported the following information about this borrower member on December 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$989.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What debts are you paying off with $9,000 if your revolving balance is only $989? Why do you have so many inquiries in the last 6 months? If you only make $1800/month can you really afford a $300 payment?	i have many inquiries because I have applied for credit cards but i found lending club. i was also in the process of finding a vehicle. i make 1800 bi weekly not monthy. and i have bills that i need to pay off before it gets listed on my credit report or before i get sent to collection. i would like for my credit to remain in good standings, which is the reason for this loan.
Please have Lending Club correct your monthly income, or send Lending Club a copy of your recent paystubs. Your income verification is important. If you make $3600/month, why can't you pay these loans off or get a payment plan arranged for them? Why would you apply for more creditcards? Isn't it the reason for your debt in the first place? They would only move your debt from one card to another and continue to spiral out of control. Your answer to hoyagirl07 makes it sound like you've not been responsible in paying back your current debts and want a quick fix. Will you be able to be responsible in paying back this loan?	not the reason i got the cards i only tried to get the cards to put the downpaymnet for my car that i needed to go to work and if i was not responsible my credit score wouldnt be good like it is am i correct or not your able to see my score am i right not trying to be rude just making a statement

Member Payment Dependent Notes Series 469094

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469094	$16,000	$16,000	14.96%	1.00%	December 23, 2009	December 29, 2012	December 29, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 469094. Member loan 469094 was requested on December 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	7.02%
Length of employment:	n/a	Location:	New Orleans, LA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

591333 added on 12/15/09 > My income is derived from doing upscale restaurant waitering in Martha's Vineyard in the summer, and in the south, usually Key West, South Beach, or New Orleans in the winter. In addition, I owner/creator of Happy Face Yoga. I teach facial toning exercise classes and sell a very successful DVD, which sells all over the world on the internet. Borrower added on 12/17/09 > I'm planning on using my 34 years of restaurant experience to open my 3rd restaurant. Borrower added on 12/18/09 > The funds will be used for additional tables & chairs, room decor, kitchen smallwares, and other related opening costs.

A credit bureau reported the following information about this borrower member on December 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,218.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello! Please provide a detailed description of what you intend to do with the loan proceeds. Thank you.	I will be use my 34 years of restaurant experience to open my 3rd restaurant.
Re: $16,000 Small Business loan questions: 1- Rent and vehicle payments (if auto payment applies) per month are $? 2- Credit Report reflects $9,218 revolving credit balance; CC payments per month are $? (Total CC payments actually PAID per month; NOT minimum CC payments DUE per month.) 3- "Business" Loan Category; Start-up? Established? Products? Services? 4- Will loan buy ads, equipment, inventory, rental property, website development or upgrade? 5- Is this a short-term (usually repaid in less than 1 year) "Bridge Loan" to finance AP, AR, PR, equipment, inventory, prepaid business expenses? 6- You told investors absolutely NOTHING about business you want intended $16,000 loan. Please describe in DETAIL your business and explain loan's INTENDED purposes. Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.16.2009 @ 6:25 AM ET.	1) rent 500.00, auto 219.00 2) according to my records, I paid 412.00 to my CC companies last month. This was well over the minimum. 3)-4) This is for business start up, leasing a space that was food service, so the kitchen is in. 5)Yes, to all, general start-up costs. I would like 3 year payback period 6) The loan is for general start-up costs, new tables, chairs, decor, kitchen smallwares, etc.
What is the purpose of the loan? Thanks.	I'm using my 34 years restaurant experience to open my 3rd restaurant.
Thanks. What do you need the loan for?	I'll be using my 34 years restaurant experience to open my 3rd restaurant.
What is the purpose of the loan for? Thank you.	I'll be using my 34 years restaurant experience to open my 3rd restaurant.
What is the purpose of the loan?	I'll be using my 34 years restaurant experience to open my 3rd restaurant.
Investors may feel more confident about lending to you if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion. Thank you.	Yes, just called Lending Club, they assured me all in order. This is the first time I have tried this type of internet lending, so I'm new to the procedure. Please feel free to contact me with any others concerns.
Please describe this "3rd restaurant" you plan to open. Where will it be? What will it serve? What is your business plan? Why didn't you think it was important to provide details to investors? What is the competition? How will you repay the loan if the restaurant fails?	Yes, the restaurant I plan to open will specialized in grilled fish and seafood based pasta. Most seafood places here in New Orleans all have a creole or southern style preperation. I have found a wonderful space on Magazine Street, a very popular section of town. And I do think it is important to have a business plan. I do have a very detailed 28 page business plan. This is the first time I've used Lending Club on the internet. I didn't find anywhere for a business plan. Not really sure how all this works! As for loan repayment, I would have to be personally responsible. I would go back to doing my seasonal up-scale restaurant work, which pays very well, and still continue to offer my Happy Face Yoga Facial Exercise classes, seminars, and my DVD.
What happened with your other 2 restaurants? Are they still in business if so how are they doing? If not how long did they stay in business? NOLA is a tough town to break into in the restaurant business and alot of out of towners come for regional food. How many meals a day are you going to have to put out to cover your overhead before you make a profit?	I sold my first restaurant, that I built in a vacant space, after operating it for 7 years. The guys that bought it from me operated it for another 13 years. They sold it last year and it changed into a Upscale Mexican Fusion Restaurant that still exsists. My second "restaurant" was actually a fresh fruit juice bar that I built in an former art studio on Lincoln Road in South Beach. We operated that for 3 years, then sold it to a couple of guys who operated it another 2 years until the lease ran out. Lincoln Road then went through a major renovation, and the rents skyrocketed. My third restaurant was a leased space in Provincetown. Turn-key lease. We found the season just too short for our liking, so we did renew this year-to-year lease option. The restaurant space, owned by the guesthouse, is still there, and changes hands frequently.

Member Payment Dependent Notes Series 469109

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469109	$14,500	$14,500	14.61%	1.00%	December 28, 2009	December 29, 2012	December 29, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 469109. Member loan 469109 was requested on December 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Mobile Home Depot	Debt-to-income ratio:	2.63%
Length of employment:	9 years	Location:	Tamarac, FL

Home town:
Current & past employers:	Mobile Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for down payment on home. Living with daughter in Florida and would like to move into a place of my own and give her her life back.

A credit bureau reported the following information about this borrower member on December 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1974	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	36
Revolving Credit Balance:	$1,318.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please Detail the purpose of this loan. 1. What is your current position with Mobile Home Depot and give a brief job description? Who was your prior employer and for how long? Why did you leave? 2. Is stated income from 1 or 2 wage-earners? If more than 1 than what is the income of your spouse? 3. Mortgage/ Rent payment per month is $_____? 4. Car payment(s) per month is $_____? 5. Please itemize your CC debt and payments? ________ 6 Total of Other Expenses: entertainment, food, fuel, medical, phone, utilities expenses per month $_____ ? 7. How confident are you that you will pay this loan back?	Hi! Thanks for allowing me to explain the reason for my loan. I have a home in Texas (where the mortgage comes from), my granddaughter has rented for last 5 years & pays all expenses. I moved to Florida to help my daughter thru divorce, got a job and have been living with her since. I have been at my job in Florida for 9 years and DEFINITELY dont want to leave it but feel with the market down, I should now leave my daughters home (to give her space) and buy a place of my own. I originally tried HELOC with property in TX but minimum loan in TX is $75,000 and wasn't looking for that much money. Now to answer the rest of your questions: 1. Floor Associate... job description is ordering inventory, assisting customers, check out.. etc. Last employer was Western Atlas (made explosives to assist in oil wells), plant that I was at relocated (closed) 2. income is from 1 source of income (but I also work at WalMart part time for insurance reasons) 3. mortgage is $722 but granddaughter pays mortgage and I reside with my daughter and have no rent 4. no car payments 5. cc debt is $1300 (estimated) and pay about $50 a month for that 6. 0 dollars for entertainment (as I stated earlier I work 2 jobs, doesnt leave much time for entertainment. fuel is about 20 a week, phone is $56 a month, and medical comes out of check before stated income. 7. I am VERY confident this loan will be paid back (most likely BEFORE the 3 years) Sorry for the long answer but thanks again for taking the time to consider funding me!
What's the delinquency listed from 36 months ago? Mahalo :)	Hi thanks for showing interest in my loan. I believe the delinquency is from a doctor's visit and somehow the bill got overlooked. Thanks again.
Looks like you will soon be fully funded. Congrats. I still have questions though. You will use this loan for purchase of a new house... but this is for the downpayment portion? What price range of a house are you looking at? Are you already preapproved? For how much? On top of that, we have to look at house insurance, taxes, etc. Why aren't you using savings for the downpayment amount? For your house in TX, what is the current mortgage amount? How many years left on the mortgage? (I know you said your granddaughter is paying for all the expenses, but just want to know what financial obligation you have). Does she pay for taxes, house insurance, etc. too, so you have absolutely no payments required to maintain your house in TX? Thanks.	Hi Thanks for your interest and any help you may contribute. Yes its for down payment assistance. Price range is from $50 to 70,000. Current mortgage is $722 a month, I have 9 years left on mortgage in Texas. Granddaughter maintains all expenses for house in Texas, taxes are escrowed and part of $722 mortgage. Again, thank you and feel free to ask any other questions you may have.

Member Payment Dependent Notes Series 469115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469115	$20,000	$20,000	14.96%	1.00%	December 24, 2009	December 29, 2012	December 29, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 469115. Member loan 469115 was requested on December 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,038 / month
Current employer:	Dormitory Authority State of NY	Debt-to-income ratio:	21.04%
Length of employment:	10 + years	Location:	Cobleskill, NY

Home town:
Current & past employers:	Dormitory Authority State of NY
Education:

This borrower member posted the following loan description, which has not been verified:

591378 added on 12/15/09 > Loan will be used to consilidate credit cards - most of which will be cancelled over time.

A credit bureau reported the following information about this borrower member on December 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,597.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $20,000 Debt Consolidation loan questions: 1- Position @ Dormitory Authority, State of New York is? 2- $10,038 monthly gross income- 1 or 2 wage earners? 3- Mortgage and vehicle payments (if auto payment applies) per month are $? 4- Application reflects <1 year (less than 1 year) current employer Dorm Auth NYS. Provide three years work (or school) history PRIOR employers? 5- Credit Report reflects $93,597 revolving credit balance; CC payments per month are $? (Total CC payments actually PAID per month; NOT minimum CC payments DUE per month.) 6- Is any of $93.597 revolving credit balance a HELOC? Is yes $ how much? Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.16.2009 @ 6:13 AM ET.	Ive been with the authority for 21 years and im single. Mortgage and vehicle payment are $2600. I have a four year college degree. CC payments are in excee of 1200 and i never pay the minimum. And yes i have a HELOC which i assume is a home equity Line of credit that is closed and i have not fixed it out due to the rate. The payment is included in the above.
Me again. Thanks answers to questions earlier email. No questions now. This email purpose: FYI- Incorrect number years employment displayed problem occurs reasons too numerous to detail here. Many investors screen loans for criterias including years at same employer EXCEEDING certain number e.g., >3 years, >5 years, >10 years. Currently display <1 year EXCLUDES your loan from their list of loans for consideration. Unfortunately you CANNOT correct problem yourself on-line. Instead you must call Lending Club Member Support (866) 754-4094 M-F 8AM-5PM Pacific Time. Ask Member Support to correct Length of Employment display problem. After problem corrected loan's funding pace will quicken. Afterward loan 100 percent funds considerably faster. Hope info helps you. I will be investing to help fund your loan. Member 505570 (RetiredUSMCInvestor) sends 12.16.2009 @ 10:40 AM ET.	Thanks for your help and the input. And i take it from your investor name you are retired military if im correct i would like to thank you for your service. Merry Christmas
I am interested in funding you loan, but am wondering how much to you owe in credit cards and how much is for your HELOC. Can you break down how much you owe on each card and the respective interest rate?	approximately $22,000 rates are all over as high as 27 percent to a low of 10 percent. None of it will be used for the HELOC the interest rate on that is under 4 percent and helps with taxes. The cash flow will help pay the HELOC down earlier. I hope this helps

Member Payment Dependent Notes Series 469353

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469353	$12,500	$12,500	14.61%	1.00%	December 23, 2009	December 30, 2012	December 30, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 469353. Member loan 469353 was requested on December 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,580 / month
Current employer:	US Army	Debt-to-income ratio:	0.84%
Length of employment:	8 years	Location:	Lawton, OK

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/09 > This loan will be used to fund the final equipment needed to open the doors of a new store. What makes me a great borrower is the fact that the amount requested is small, my credit score and history is commendable, and my job (military) is very secure. Other than minimal living expenses, I have no other bills or debts to pay since my automobiles are owned which makes my debt-to-income ratio lean tremendously in my favor. My partner and I evenly divided rent and utilities. Since our income is substantial in comparison to our debt, the risk of defaulting or non-payment doesn't exist at all as we both take our credit standing and reports very seriously. I am thrifty in my spending habits. My partner is just as frugal. I budget myself to only buying the things I need like food and gas for my vehicle, and the occasional ice cream cone. My main hobby is running so I only spend money toward it when I have to buy new shoes which is only twice a year.

A credit bureau reported the following information about this borrower member on December 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$425.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $12,500 Small Business loan questions: 1- Pay Grade US Army is?2- Expiration Current Contract Date (ECCD) is? 3- Are you extending or reenlisting? Yes? Or Mo? 4- Rent and vehicle payments (if vehicle payment applies) per month are $? 5- "Business" Loan Category; Start-up? Established? "Bricks and Mortar" based? Internet based? Products? Services? 6- Will loan buy ads, equipment, inventory, rental property, website development or upgrade? 7- Is this a short-term (usually repaid within 1 year) "Bridge Loan" to finance AP, AR, PR, equipment, inventory, prepaid business expenses? 8- Please describe in DETAIL your business and explain loan's INTENDED purposes. Advance thanks for ALL answers. Member 505570 USMC Finance Officer Retired(RetiredUSMCInvestor) sends 12.17.2009 @ 12:04 PM ET.	My pay grade is E-5! Expecting the pay grade change to E-6 shortly on promotion. I have been in the military for almost 8 years, with 2 years left on current contract! Window for reenlistment opens one year from march 2010! My ETS date is march 2012. So yes I plan on reeenlisting! I own my vehicles, so I have no loans. I expect to pay this loan off quicker than the original 36 months, guranateed! Basically this is a start up loan which will cover equipment and expenses for my buisness dealing with retail seling womans clothing!
What is the money going to be used for? Thank you.	The money will be used to cover for the equipment for the store and all other expesses for a successful buisness
Hello! Who would manage the store if you were transferred to a different duty station? Investors may be more confident about lending to you if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion. Thank you.	I have a partner that will be working with me! He's going to school here. He just got out the military himself. I just got to this duty station, so I'm locked in for the 2 years
Hello. Sounds like an interesting business venture. My question is: what other businesses like yours are in your area and how do you see your buisness being different from them?	The difference will be within in the tone and presentation of my boutique, which will set it aside from any other "retail store". Right across the way is the small mall. So customers will not be hard to come by.
You didn't provide any loan description. That doesn't inspire confidence in your ability to pay back the loan to say the least. Why didn't you describe the loan?	It's a small-start up buisness loan, which is need for equipment and any other essentials needed. Paying back the loan will not be that difficult first of all because of the finnancial assement done initially before the request of the loan. I might of given a small description in one of my earlier answers.
1. Is stated income from 1 or 2 wage-earners? If more than 1 than what is the income of your spouse? 2. What experience do you have in this business? 3. List the Projected Gross Income of your business for each of the next 3 years. 4. List the expected Net Income of your business for each of the next 3 years. 5. Will you be able to repay this loan if the business does not pan out as well as you anticipate?	The expected gross income will be around 5000 a month. I am single and will have no other relationship affiliated with my buisness except my buisness partner. An yes, I already explained that made a financial assesment of my own finaces, included with the loan, and will be able to repay the loan( if no profit at all). Please read my other answers!
2. What experience do you have in this business?	Both my partner and I have extensive experience in retail, retail management, supply chain management, logistics and procurement, design and merchandising, and accounting. I am well into the pursuit a Bachelor's Degree in Business Management/CIS. My brother is a successful business man who also heads the Owens and Corning Union. His experience in the commercial and retail business would be instrumental to our avoidance of making mistakes that a great deal of others do when starting a business. My partner is a Business Administration Major with only 15 credit hours left toward his degree completion. His retail and merchandising experience includes years employed by high end retail giants such as Bergdorf Goodman, Neiman Marcus, and Ralph Lauren. Upon my termination of service from the Army. Both my partner and I will be attending the Fashion Institute of Design and Merchandising in which will catapult our efforts to launch our own exclusive and high end clothing line by the year 2013.
What position/rank do you serve as in the US Army? Best of luck with your loan and business. I will invest upon receiving an answer. Advance thanks.	I'm happy to say that I made the cutoff score for promotion to Staff Sergeant this month. I've been in the Army for 7 years. This not only gives me more responsibility, but an increase in pay by about $500.00 which would all go to the re-payment of this loan. My partner was also a Staff Sergeant in the Army upon his ETS last month. He served 10 years. He thought (and I agreed) it would be great for our business' future to spend more of his time and effort contributing to it by completing his MBA. We are both very experienced in the industry our business is a part of which is retail.
y grade d1 and such high interest when ure score is high and u dont have debt? am i missing something?	It is possibly because of the short amount of time I've kept my credit lines active and open. I don't like having debts so I pay them off as soon as possible. As we both know, sometimes paying lines of credit off too early doesn't allow a sufficient amount of time to build a history. In my opinion, a great credit score far outweighs having years and years of compounding credit history. I am not a fan of debt at all.
Confused on what you stated 1) Upon my termination of service from the Army. Both my partner and I will be attending the Fashion Institute of Design and Merchandising in which will catapult our efforts to launch our own exclusive and high end clothing line by the year 2013. 2)My ETS date is march 2012. So yes I plan on reeenlisting! - Which is it a reenlist of a schooling	AGR (Active Gaurd, Reserves) will be paying me the same wages. I will still be in the Army, but transitioned to the AGR Component. If the slots that I qualify are no longer available within 6 months of my ETS. I will remain in the regular Army. As I stated before, everything is the same in terms of pay, promotions, retirement, and other benefits. The difference is I will have more time for Design School while still serving in the Military.

Member Payment Dependent Notes Series 469382

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469382	$12,000	$12,000	8.94%	1.00%	December 29, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469382. Member loan 469382 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	McKee, Marburger, & Fagnant P.C. CPA	Debt-to-income ratio:	10.77%
Length of employment:	4 years	Location:	LANDER, WY

Home town:
Current & past employers:	McKee, Marburger, & Fagnant P.C. CPA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/09 > I have worked VERY hard to eliminate my credit card debt that I incurred during my reckless college years and this would be the final amount! Despite my recklass spending in past years.... my credit is VERY important to me and I am very punctual with my payments! My goal is to pay it off early...but the payments I have chosen will be NO PROBLEM for me to meet. I have a very steady job as an accountant with no fear of displacement even in this economy. Please help me cut up my credit cards for Christmas!!!

A credit bureau reported the following information about this borrower member on December 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,115.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why a loan for 12k if cc balance is 18k? Thank you for answering.	Most of the amount above 12k is actually due to the fact that I have a CC on my parents account. I am able to charge to their account for items they approve (my dad likes me to do the family christmas shopping), but I am not responsible for paying the balance. The additional $1000.00 will come from a MM account that I use to pay my CC's each month. I keep the savings account to make payments...but also have incase of an emergency...too many times I tried to pay off my CC's and turned around and charged right to it again! I am FINALLY on a "debit card" budget now, with what I think is a pretty healthy savings for my modest living and that I am ready to put them into one payment each month that comes right from my checking account.
Can you itemize your monthly expenses? Can you also itemize your revolving credit balances, what interest rates they are at, and how much you are paying each month? Thanks.	Another thought...you may also being seeing our KAWASAKI Loan as a CC...I believe it shows as a revolving loan, even though it can't be used for just any kind of purchase. That's one my husband's business loans, we purchase our ATV's on an HSBC sponsored Kawasaki Program Card. They run special lending programs for purchase of new equipment, and I know he is still making payments on one of his newer machines.
Please respond to the following: What are your responsibilities at your firm? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? So we can understand how this will fit in to your budget, please give us an idea of your monthly bills, i.e., rent/mortgage(s), car, food, other loans, etc. What are the balances, interest rates, and minimum monthly payments of the debt you will pay off with this loan? Do you have a second mortgage or HELOC? If so, what is the balance and monthly payment? In the case of a job loss, what is your contingency plan to repay this loan? Thank you and good luck with your loan	I am a tax preparer and governmental auditor in a small/mid size CPA firm. I honestly am VERY secure in my position as I have a 4 year apprenticeship contract in order to earn my CPA license. I have 3 years remaining. Lucky for me, if a need to part ways with my employer did arise...accounting and similar jobs for individuals with a B.S. in Accounting like me are plentiful in my area. And I am NOT to proud to work any job necessary to make ends meet. If burger flipping is all that is available...3 burger flipping jobs it is. As I said in my loan description, my speding habits haven't always been good, but my Credit Rating IS and I intend to keep it that way. My husband and I have a unique situation...I work and my salary pays for our needs. I pay our house payment (1st and 2nd mortgage total approx. $950/month) and electric & cell phone bills of another approx $200/mon. We live out of town on a ranch (so no water, sewer, cable or internet bills!). I am in a situation where I pay all of my bills for the month and whatever is left over is what we allocate to food, gas, everydays, and savings when we can. Our ranch (cattle and swine) is operated by my husband on a basically breakeven basis, so I don't consider his income when making a monthly budget, even though he can contribute in emergency situations. All of our other debt is associated with and paid by the ranch. Of course I am owner in this as well, but my salary is not used to 'fund' the ranch. Balance to Pay Off with Loan: Chase Visa = 7,000 (min mo/$200/apr 14.99%) Discover = 5,000 (min mo/$250/apr 29.99%) The balance on the Discover is approx $1,000 higher than 5k...we will use money market savings to finish paying off that balance, as it is what is sinking us the fastest!

Member Payment Dependent Notes Series 469409

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469409	$15,250	$15,250	16.70%	1.00%	December 29, 2009	December 30, 2012	December 30, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 469409. Member loan 469409 was requested on December 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,340 / month
Current employer:	NOT MANAGEMENT	Debt-to-income ratio:	13.16%
Length of employment:	5 years	Location:	staten island, NY

Home town:
Current & past employers:	NOT MANAGEMENT
Education:

This borrower member posted the following loan description, which has not been verified:

591967 added on 12/16/09 > THIS LOAN IS FOR A FRANCHISED SANDWICH SHOP IN THE MOST BUSIEST CITY IN THE WORLD,NEW YORK CITY.BUSINESS HAS ALREADY BEEN ESTABLISHED FOR YEARS.ALL I HAVE TO DO IS TO PUT MY 6 YEARS OF FOOD MANAGEMENT EXPERIENCE IN THIS BUSINESS AND MAKE TH SALES GO UP.VERY GOOOD OPPURTUNITY FOR LENDERS TO MAKE MONEY OUT OF IT.

A credit bureau reported the following information about this borrower member on December 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $15,250 Small Business loan questions: 1- If self-employed what is occupation/business? If employed by company, firm or person, identify employer and your years employed? 2- Source(s) of $2,340 reported monthly gross income is? 3- Rent and vehicle payments (if vehicle payment applies) per month are $? 4- Business" Loan Category; Is this a short-term (usually repaid within 1 year) "Bridge Loan" to finance AP, PR, equipment, inventory, prepaid business expenses? Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.17.2009 @ 11:51 AM ET.	im not self-employed i work for NOT MANAGEMENT they basically own like more than 50 dunkin donuts in new york and i am successfully managing their stores since last 6 years.yeah its a short term loan.
Me again. Forgot to ask in my earlier email- QUESTION: What does your 6 years of prior food management experience consist of? ANSWER SHOULD BE SPECIFIC AND DETAILED. Thanks. RetiredUSMCInvestor sends 12.17.2009 12:19 PM ET.	i am currently managing a dunkin donuts baskin robbins combo store and am doing this for last 6 years.basically i know a lot about food industry and food retail management.
Hello, Can you please explain your current employment? Do you work at the shop you are wanting to purchase? What is the total purchase price? Thank you in advance. Best,	im currently employed with NOT MANAGEMENT ,they own more than 50 dunkin donuts in new york.this is not the shop[ i want to purchase.total purchase price is 175000.00
is the business is already established, what will this loan be used for?	yes the business has been established from last 5 years.loan amount will be added up to purchase the business.

Member Payment Dependent Notes Series 469463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469463	$18,000	$18,000	12.18%	1.00%	December 23, 2009	December 30, 2012	December 30, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 469463. Member loan 469463 was requested on December 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,458 / month
Current employer:	Apple Inc	Debt-to-income ratio:	9.28%
Length of employment:	2 years	Location:	Foster City, CA

Home town:
Current & past employers:	Apple Inc
Education:

This borrower member posted the following loan description, which has not been verified:

592064 added on 12/16/09 > My wife and I are ready to buy a house, and want to put all of our debt into one monthly payment. We currently have three credit cards and one loan with that we will consolidate into this one payment. My gross income is over $100k and my wifes is around $50k, we pay only $1,050 in rent a month. The main reason for this loan is our credit card companies jacked up our interest rates to close to 29% effective the 1st of 2010 and we weren't even late on a payment or anything. So, this loan will allow to pay off our debt while only having to make one payment and saving some money on interest. Any questions, please let me know. Thank you!!

A credit bureau reported the following information about this borrower member on December 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	39
Revolving Credit Balance:	$10,433.00	Public Records On File:	1
Revolving Line Utilization:	45.80%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the public record on file from 88 months ago and can you also please explain the delinquency from 39 months ago.	The public record from 88 months ago, is a banruptcy. Now mind you 88 month is over 7 years ago. I got into some financial trouble when I was younger helping a family member out and just wasn't able to bounce back. Since then I've never been late (that am currently in the middle of contesting that delinquency on my record. It is from a credit card that I had closed and the local branch told me that I was paid up, and I wasn't.) I am NEVER late on any payments as well as never missed any either.
Please respond to the following: What are your responsibilities at Apple? So we can understand how this will fit in to your budget, please give us an idea of your monthly bills, i.e., rent/mortgage(s), car, food, other loans, etc. What are the balances, interest rates, and minimum monthly payments of the debt you will pay off with this loan? Please explain the delinquency that appears on your Credit History above (39 months ago). Please also explain the public record (88 months ago). In the case of a job loss, what is your contingency plan to repay this loan? Thank you and good luck with your loan	Hi there - I am in the retail division, and am in management. It is a very, very secure job as you know Apple is doing extremely well. As for monthly bills, I currently support my wife (she works part time, she is a kindergarten teacher) and my 8 month old son. I have around $1300 every month after I pay all my monthly bills and current debt. I have a loan with about 6k at 24%, and about 14k in credit at 19.9% (they are jacking the rate up to 27.9% in January. Also, in contingency of me losing my job I have several standing offers from other retail making the about the same salary as I do now. I have not been unemployed AT ALL in the last 13 years, and I never will be - I keep options open to make sure of that. See above question for answer regarding the public notice and the delinquency. Thank you and please let me know if there are any other questions.

Member Payment Dependent Notes Series 469552

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469552	$13,750	$13,750	13.22%	1.00%	December 23, 2009	December 31, 2012	December 31, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 469552. Member loan 469552 was requested on December 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	National Peo LLC dba My Big Fat Greek	Debt-to-income ratio:	24.03%
Length of employment:	2 years	Location:	Vail, AZ

Home town:
Current & past employers:	National Peo LLC dba My Big Fat Greek
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/09 > The funds will primarily be used as a consolidation of 2 high interest credit cards that have been killing our budget. Borrower added on 12/17/09 > I'm a good borrower as my credit score indicates. I am not the type of person to be late to work let alone on any of my bills. My job security is excellent and there are no worries in that department.

A credit bureau reported the following information about this borrower member on December 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,418.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is there any other source of income via a spouse or partner?	Yes, my fiance works 40 hours a week for her mothers business. It is a house cleaning service.
Please respond to the following: What are your responsibilities at work? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? So we can understand how this will fit in to your budget, please give us an idea of your monthly bills, i.e., rent/mortgage(s), car, food, other loans, etc. What are the balances, interest rates, and minimum monthly payments of the debt you will pay off with this loan? Do you have a second mortgage or HELOC? If so, what is the balance and monthly payment? In the case of a job loss, what is your contingency plan to repay this loan? Thank you and good luck with your loan	I am a restaurant manager as well as a bartender so pretty much everything is my responsibility. Keeping the books, payroll, some scheduling, opening and closing etc... My fiance also works 40 hrs a week at her mothers house cleaning business. Our Mortgage is 1050.00 We own our vehicle outright so no car payments. I have a student loan with a 13k balance remaining. Interest rate is 2.4%. We have no second mortgage or heloc. I have been in this field for 17 yrs and I have no worries about getting another job should something unforseen arise. I am quite good at what I do, and therefore can command certain perks as well. My job security at this point is excellent, as I love my job and they love me. Citicard balance 8k rate is 15.9% and about to go up! Chase card balance is 1500 interest rate is 17.9% Working Assetrs balance is 3k. rate is 23%
Still looking for the answer to the previous question...what is the combined income of you and your finance?	Total monthly income Gross is roughly 4500.00
Thanks for the response. So the total of balances you are paying off is $12,500 but you are requesting $13,750?	Yes and I think it's actually just over 13 after the fee for Lending Club
How did you get in 12.5 K of credit card debt? Are there any plans to take on more debt? Thank you.	This debt dates back almost 6plus years. When I moved to AZ I had some trouble paying my bills while in school, hence the credit card debt. Thats not the whole story but pretty much like a snowball... There is NO plan to ever have this happen again. The whole goal here is to be able to live debt free ASAP. I have learned from my mistakes.

Member Payment Dependent Notes Series 469667

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469667	$1,000	$1,000	15.65%	1.00%	December 23, 2009	December 31, 2012	December 31, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 469667. Member loan 469667 was requested on December 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	Home Depot	Debt-to-income ratio:	14.10%
Length of employment:	2 years	Location:	Sedro Woolley, WA

Home town:
Current & past employers:	Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/09 > hello thankyou

A credit bureau reported the following information about this borrower member on December 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	24
Revolving Credit Balance:	$5,802.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings. What is the purpose of your loan? Thank you.	For a laptop for schooling and personal use

Member Payment Dependent Notes Series 469679

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469679	$15,000	$15,000	13.92%	1.00%	December 24, 2009	December 31, 2012	December 31, 2013	$0

                This series of Notes was issued upon closing and funding of member loan 469679. Member loan 469679 was requested on December 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,750 / month
Current employer:	Meta Interfaces, LLC	Debt-to-income ratio:	6.65%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:	Sacramento
Current & past employers:	Meta Interfaces, LLC
Education:	Harvard University, University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/09 > I recently took an 8-month "sabbatical" from working to enjoy life and explore the world. I financed some of this using credit cards with, at the time, reasonable interest rates. These rates have sky-rocketed during the recent financial meltdown, and soon to be implemented credit card lender restrictions. I've decided I would much rather pay interest to savvy investors than to large corporations bailed out with TARP funds.

A credit bureau reported the following information about this borrower member on December 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$25,641.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you contact Lending Club member services to verify your income? This would make a lot of us more comfortable with your loan.	I gave them permission when I signed up, I'll search to see if there is anything I can do to expedite the process.
What was the delinquency all about 20 months ago?	That was a Macy's card balance that I just completely over looked. As soon as I realized it, I paid it off (if I recall, it was less than $100) and just closed the account. It's unfortunate that something so benign will follow me around for so long... :-/
Your revolving credit balance is $25,641, why are you only borrowing $15,000?	The $15k I am hoping to borrow will be paying off balances that are 20% and higher. The remaining credit I owe is ~10%, which is lower than what I was being offered here at lending club.
What's your job at Meta and is it secure? Do you have a back up plan in case of an emergency? Planning any sabbaticals within 3 years? And is there anything else you could tell me to believe that you would be able to pay back this loan. Thanks and good luck.	I'm a Sr. Software Enginner at Meta Interfaces and feel my job is quite secure. We are a small, capable group yet extremely profitable. I also get along well with the founders. I also have a strong network of both peers and recruiters, that have been trying to get me to jump ship, so I don't think it would be too difficult to land another gig if it was necessary. I also have some retirement funds that I could borrow against as a safety net of last resort. I would only consider this if all other options failed. Thanks!
What are your monthly expenditures? Can you itemize your revolving credit balance, what interest rates they are at, and how much you pay each month? Thanks.	Here's a breakdown of my current revolving credit card balances and their interest rates: $9,917 @ 25.99% $3,561 @ 29.99% $7,516 @ 13.24% $,4025 @ 12.24% I've switched to using a charge card (paid off monthly) so my debt isn't increasing. Depending upon how much I've spent on other things during the month, I usually spend about $3,000 - $3,500 / month paying down debt (focusing on higher interest rate balances). Does that answer your question?

Member Payment Dependent Notes Series 469683

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469683	$1,500	$1,500	11.48%	1.00%	December 29, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469683. Member loan 469683 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	management center group	Debt-to-income ratio:	7.07%
Length of employment:	< 1 year	Location:	FONTANA, CA

Home town:
Current & past employers:	management center group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,217.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
there is no loan description what is the loan for	Fall semester debts. Spring Semester books. Auto repair.

Member Payment Dependent Notes Series 469684

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469684	$7,000	$7,000	16.35%	1.00%	December 28, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469684. Member loan 469684 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Norcal Parking Company	Debt-to-income ratio:	3.73%
Length of employment:	< 1 year	Location:	HAYWARD, CA

Home town:	Berkeley
Current & past employers:	Norcal Parking Company, Second Street Media Solutions, Nelly Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/09 > I am an executive with a parking management business startup. I am in need of funds to create financial flexibility, enabling me to expand business operations. I also studied Mandarin Chinese at Washington U. in St. Louis and will use the funds to start a Chinese tutoring service. Borrower added on 12/19/09 > My debt to income ratio is deceiving, because my income will double in the short term and experience an even greater gain over the duration of the loan term

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	25
Revolving Credit Balance:	$3,722.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $7,000 Small Bus loan questions: 1- Position-Role @ NorCal Parkking Company is? 2- Rent and vehicle payments (if vehicle payment applies) paid per month are $? 3- Application reflects <1 year (less than 1 year) current employer. Provide three years work history (or school) prior employers? 4- "Business" Loan Category; Is loan short-term (usually, but not always, repaid within 1 year) "Bridge Loan" to finance AP, AR, PR, prepaid business expenses? 5- Please describe in DETAIL your business and explain INTENDED purposes investors hard-earned $$ will be spent? Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.19.2009 @ 5:50 AM ET.	1: Director of Operations- onsite statetgy, personnel management, daily revenue management, assist w/ marketing and development efforts. Training personally with current VP to take over his position in the future. 2: Rent = $500 a month. Car being sold to me by one of my employees (a mechanic, very low risk). $3000 3. Graduated May 2009 from Washington University in St. Louis, studied Mandarin Chinese and entrepreneurship. Worked previously for Goodwill San Francisco in ecommerce development, as a marketing intern for secondstreetmedia.com, and as a business development intern for the hip hop musician Nelly. 4. Loan term is 36 months, but I intend to pay it off well before then. 5. Norcal Parking is a full service parking managament company- valet, lot managament, and shuttle service. We launched in November, 2009 and currently have contracts in San Francisco and San Jose. $3000 will go towards paying off debts accumulated as a undergraduate student. $3000 will go towards purchasing an automobile, needed to travel between operation locations and perform my tasks much more efficiently than I can traveling via public transportation. The remaining $1000 will go towards startup costs for a Chinese school. I have developed some contacts in the Filipino-Chinese community and will be able to make well over $150 an hour ($30 an hour per kid, will have at least 5). The language is in great demand and there is some appeal to a caucasian that can read/write.
Greetings - your credit file has a delinquency 25 months ago. Could you provide more details on this?	I had mistakenly left an $80 bill on a credit card before going abroad to China for four months.

Member Payment Dependent Notes Series 469700

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469700	$8,000	$8,000	12.53%	1.00%	December 24, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469700. Member loan 469700 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	DraftFCB	Debt-to-income ratio:	8.43%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	DraftFCB
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > I have three credit cards with moderate balances, but very high interest rates. I am trying to get all these balances in one place, with a reasonable interest rate. I have a steady job, good credit score and have never been late on a payment of any kind.

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	31
Revolving Credit Balance:	$8,217.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please break-down the debt you are planing to refinance? 1) Amounts 2) Interest Rates 3) Your monthly payments 4) Min. required payments What are your monthly expenses: Housing, Food, Car, etc.? Dow you have any other outstanding debt? Thanks and good luck with the funding!	Thanks for the question. I have three balances: $5100, $1300 and $1700. The lowest interest on these is 19.99%. My monthly bills total about $1200 (I split expenses with a roommate), including rent, utilities and credit cards. I do not own a car. My only other outstanding debt is a small college loan (about $2,500), for which I pay $50 a month.

Member Payment Dependent Notes Series 469708

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469708	$19,500	$19,500	11.83%	1.00%	December 28, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469708. Member loan 469708 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,742 / month
Current employer:	Stonewater Church	Debt-to-income ratio:	16.44%
Length of employment:	2 years	Location:	Granbury, TX

Home town:
Current & past employers:	Stonewater Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > We have never missed a payment on anything as you can see on credit profile. We have been on an aggressive plan to pay off our credit cards but just wanted to do it with a better rate. All of this loan goes straight to these cards to speed up the process. Thanks for your help in this process.

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,414.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 469717

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469717	$15,000	$15,000	15.65%	1.00%	December 24, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469717. Member loan 469717 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Mowery & Schoenfeld, LLC	Debt-to-income ratio:	8.97%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Mowery & Schoenfeld, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > Hello. I am employed full-time as a Accountant/CPA at a firm near the Chicagoland area. I am simply looking for a loan to completely pay off my outstanding credit card balances obtained through my college years. I will have absolutely no trouble paying this loan off in full every single month. As my credit report shows I have never missed a single payment in my life. I am simply upset at the interest rates the banks have decided to charge since the credit crisis and I refuse to contribute to their deceitful practices. I hope you have faith in me, and I look forward to making a mutually beneficial relationship work out for the both of us. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on December 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,800.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $15,000 loan questions: 1- In addition to $5,417 reported monthly gross income from Mowrey & Schoenfield LLC is there another wage-earner in househould? 2- Rent and vehicle payments (if vehicle payment applies) paid per month are $? 3- Credit Report reflects $14,800 revolving credit balance; CC payments per month are $? (Total CC payments PAID per month; NOT minimum CC payments DUE per month.) Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.18.2009 @ 5:48 AM ET.	There is not another wage-earner in the household, I am single. However, I also have substantial money currently in equities through my brokerage account and 401(k) that I view as long-term investments and wish to hold as long as possible. I have a 99 Mercedes ML 430 and it is paid off in full. Rent is $1,200 a month but my lease ends in May 2010 and I will be getting a cheaper place (around $800 a month). $250 a month to Chase, $200 to discover, $100 to Citi. Hope that answers all your questions, thanks!
Can you please describe how you got into 15k of credit card debt? Also, is your position stable going forward, and why? Thank you	It is debt incurred from paying for 5 years of school @ the University of Illinois as well as medical expenses from nasal surgery.

Member Payment Dependent Notes Series 469718

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469718	$11,000	$11,000	8.59%	1.00%	December 23, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469718. Member loan 469718 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Boley Centers, Inc	Debt-to-income ratio:	11.07%
Length of employment:	4 years	Location:	St Petersburg, FL

Home town:
Current & past employers:	Boley Centers, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,298.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you need the loan for ? Why do you have so much revolving debt?	I would like to pay off my credit card. I keep doing balance transfers for 0 interest and can't seem to pay it off in the short period of time. Then I get hit with penalties for not paying it off, so I just want to go with something secure. I am already paying out $400-$500 month on my credit card so I know I can afford it.
Can you please give some more information about the purpose of the loan? Also what is you job and is it secure going forward? Thank you.	Type your aI would like to pay off my credit card. I keep doing balance transfers for 0 interest and can't seem to pay it off in the short period of time. Then I get hit with penalties for not paying it off, so I just want to go with something secure. I am already paying out $400-$500 month on my credit card so I know I can afford it. I am a case manager at a homeless shelter. I have worked for the non-profit that runs it for 4+ years. My job is secure because I am a valued employee and their is significant funding for the homeless.

Member Payment Dependent Notes Series 469721

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469721	$13,000	$13,000	8.59%	1.00%	December 28, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469721. Member loan 469721 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,944 / month
Current employer:	Office Equipment Company	Debt-to-income ratio:	17.63%
Length of employment:	10 + years	Location:	Eugene, OR

Home town:
Current & past employers:	Office Equipment Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > I am current on all payments and obligations I have no late payments on my credit report. I have worked at my current employer since 1/4/1999, in vertical market software applications, servicing companies throughout the North West. My department of 2, supports over 300 Title and Escrow software users, in 20 counties in Oregon, Washington and Idaho. This loan will be used to payoff a personal loan ($7898 payoff, $274 payment, 24%) and pay down a credit card ($9735.52 approx payoff, $235 payment, 17%). Currently about $200 of these two payments goes to principal. With this loan, for about the same payment, about $370 will go to principal, dropping my effective interest from almost 21% to 11%. Do to my pending divorce, my wife is trying to refinance the mortgage on our house. When she does, she will buy me out of for $13,000. But she has been unable to qualify for financing on her own in the last 4 months.

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,340.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Just to validate, your monthly gross income is about $3K? What are your monthly expenditures? Do you know what the settlement of the divorce will be? (ie, if you will need to pay alimony). Thanks.	My income is approx $2944 a month. Bills: $550 child support, $50 car insurance, $50 gas, $850 mortgage, $150 water/electric, $250 food, $270 CitiFinacial Loan, $230 CitiCard. Other two credit cards are paid in full each month, used instead of checking account for monthly expenses. In January I will be moving out of the house. My spouse will be taking over the mortgage and utility payments. My rent and utilities will be $385. I do not expect to pay alimony.
Sorry, I'm just trying to figure out the terms of the divorce. "Do not expect to pay alimony" is not the same as "Will not need to pay alimony". Is it because the terms are not finalized? If not, when will they be finalized? I'm not an expert on divorces, but is the $550 in child support also supposed to help cover the mortgage payments? I am not sure if this is unusual where the wife is taking over the house and also has 100% responsibility of the mortgage, considering the child(ren) will also be living there. It also seems like after you pay the personal loan and the rest on the credit card, you will still have about $5K in debt on the card. Does this match your calculations? Did a loan request for the full balance seem impractical?	The $550 is existing child support from a prior marriage. My present wife are doing is ourselves to save expenses. Due to this I do not expect to pay alimony, unless we involve attorneys. Papers will be filed in January. After this loan there will be about $5,000 left on the card. The $13,000 was the maximum offered to me.

Member Payment Dependent Notes Series 469728

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469728	$6,600	$6,600	8.59%	1.00%	December 23, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469728. Member loan 469728 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Fabric Showcase	Debt-to-income ratio:	14.84%
Length of employment:	< 1 year	Location:	N. Myrtle Beach , SC

Home town:
Current & past employers:	Fabric Showcase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > This loan is for debt consolidation. My credit is excellent. I just want everything in a single payment monthly instead of paying off 4-5 different creditors per month.

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	79
Revolving Credit Balance:	$4,262.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since you have been with your current employer for a short time (profile shows less then a year) could you please describe your work/school history at bit more (at least 3 years)? Thank you.	I recently graduated from college with a Bachelors in Science Degree Business Management with a focus in Marketing. I worked in restaurants throughout college. My present employment is the beginning of my career in Retail Management.

Member Payment Dependent Notes Series 469743

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469743	$4,800	$4,800	7.40%	1.00%	December 23, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469743. Member loan 469743 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Howard Dental Group	Debt-to-income ratio:	15.30%
Length of employment:	< 1 year	Location:	Savannah, GA

Home town:
Current & past employers:	Howard Dental Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > I have a great profession that is relatively recession proof, Dentistry. I have a responsible payment history as indicated by my FICO score.

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,645.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 469752

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469752	$14,000	$14,000	19.82%	1.00%	December 28, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469752. Member loan 469752 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	SecuRetirement	Debt-to-income ratio:	7.38%
Length of employment:	4 years	Location:	hollywood, FL

Home town:	Baltimore
Current & past employers:	SecuRetirement
Education:	University of Maryland

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > My husband and I had a very successful insurance brokerage. He was diagnosed with cancer about two years ago, which forced us to close the business, and depleted our savings. However, he survived his chemotherapy and radiation treatments, has regained his strength and is ready to get back to what he does best. This money is to help us reopen our office and to give us initial operating and marketing capital. The best part about this is that my husband is a fantastic financial advisor and is looking forward to later in 2010 when we can not only finish paying off the loan, but become investors ourselves.

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,812.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $14,000 Insurance Office Small Business loan questions: 1- Position-Role @ Secure Retirement is? 2- Rent and vehicle payments (if vehicle payment applies) paid per month are $? 3- Credit Report reflects $10,812 revolving credit balance; CC payments per month are $? (Total CC payments PAID per month; NOT minimum CC payments DUE per month.) Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.18.2009 @ 5:40 AM ET.	Thanks for your interest. There are no vehicle payments at this time. We are paying between $400-$500 per month on the credit cards.
You are going to think I am terrible for saying this but wouldn't DI insurance, business expense Insurance etc have prevented this? Seems to me as successful as you say you were being an insurance agent and not practicing what you preach.....? I am confused.	No, I do not think you are terrible for asking that question. Just before my husband's diagnosis, I was working as an agent for Allstate, and we had our health and DI through a group policy there. Unfortunately, at that time, Allstate and the state of Florida were in a battle over Allstate's request to raise their rates due to losses sustained by hurricanes. Florida requested proof through documentation, which Allstate refused to supply. It got to the point where Florida placed a moritorium on any new business with Allstate. Subsequently, many Allstate offices were closed and many people were layed off...including me. We lost our health and DI at that time. Within only two weeks after that, my husband became sick (good timing, right?) We applied for other coverage, but no company is going to accept you with cancer. As far as business expense insurance, my husband had a successful, but SMALL agency, and he did not believe it to be a cost effective expense....unfortunately, hindsight is 20/20.
This is a tragic story. I'm very sorry. Yours is a classic example of the devastation being caused by this country's failure to fix the health care mess. You probably shouldn't reply to this because it will then be posted for the rest of the investors to see. But, isn't it sad that good hard-working people who saved for their entire lives and thought they were doing the right thing by buying insurance can have their lives turned upside down when they become sick and the insurers who they thought had their backs turn against them? It can't be right that just because you lose your job (through no fault of your own) you must also lose the ability to pay for health care. I do hope you've contacted your senators and congressman to let them know how you feel about health care reform. Best wishes to you and your husband!	My husband wanted to answer this question himself, so here he is: This wonderful and great country was there for me when I needed it the most, and was instrumental in my recovery. Health care is a very difficult issue, so my reply may surprise you. Yes, it is horrible to not have insurance when you need it the most, but let's look at the reverse. First, you must understand the most basic concept of insurance, which is to spread risk amongst a large group of people. Suppose you and your family were good, premium paying insurees with a major carrier, such as BlueCross/BlueShield, which happens to be a non-profit organization. In other words, the amount of premium paid in should equal the claims paid out. Your carrier begins accepting clients with various pre-existing ailments such as heart disease, diabetes, kidney failure, cancer, etc. Now the claims paid out skyrockets and your premiums triple, quadruple, or go even higher...while you and your family are healthy. How would that make you feel. Let's take it another step out...only buy insurance AFTER a bad diagnosis. What would our premiums be then? It would be like purchasing auto insurance only after you've had a accident, or purchasing homeowner's insurance after you house burns down? As I said, it's a difficult situation, and I do not envy the people trying to figure this one out.
So, to clarify, you do not plan to carry this note to term, you plan to pay it off in a year or less?	That is our intention. If our business plan goes the way it should, we want to pay this note off quickly, and become investors ourselves.
Hi there, What is your position at SecuRetirement and your monthly rent expense? Thanks much!	My husband takes care of the sales and financial/retirement planning aspects, while I manage the office, take care of the paperwork (more than you can even begin to imagine), and also do some sales. Our monthly rent is $1350.00, which is covered by my husband's disability check. Of course, once he goes back to work he will terminate his disability, but even after termination it continues for four months. By then, we will not need it anymore since this business nets a good six figure income.
Greetings. With reference to an earlier question on the revolving balance of $10,000, you had indicated that you were making approx $400- $500 each month as payment to the credit cards. Is it your intent to cover a portion of the revolving balance from this loan amount or is this loan only to cover the initial capital and operating expenses for reopening your office? If it is the latter, what are your plans to pay down the revolving balance (give the fact that you are taking on additional debt through this loan)? Sorry to hear the troubles you had to undergo - but believe me, I am so happy to hear that your husband made it through chemo successfully and is now planning on reopening the office. God willing, it only gets better from here! I have personally lost multiple family members to cancer, so I have some understanding of the pain you must have gone through.	This loan is capital for the business only. Yes, we are (reluctantly) taking on additional debt, but we understand the return on investment we will achieve through the business. Remember, this is not a new venture for us, but my husband is simply getting back to the thing that he loves most (besides me and the rest of the family) and does best. Also, our application only reflects my income, not my husband's, which has the potential to literally explode after just a few months. Thank you for your kind words. We are really looking forward to that part where life only gets better from here. As a matter of fact, he's having his chemo port removed next month.

Member Payment Dependent Notes Series 469759

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469759	$6,000	$6,000	11.14%	1.00%	December 24, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469759. Member loan 469759 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,617 / month
Current employer:	n/a	Debt-to-income ratio:	13.17%
Length of employment:	n/a	Location:	Shreveport, LA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > Consolidate My Debts Borrower added on 12/19/09 > To consildate my debt! Borrower added on 12/20/09 > I want to be able to make paymet to one account (not alot of accounts). What make me a good borrow! I pay my bills on time! My monthly budget is $1617. I get disability.

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	62
Revolving Credit Balance:	$1,207.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
# Current Employer: n/a	Not Working! Disabled!
# Current Employer: n/a	SSI
What is your source of income (employer) and how long have you had it? Thank you.	Social Sercurity Disabilty
If Social Sercurity Disabilty income continuing indefinitely or does it stop after a certain time? Can you describe how you got into debt in the first place? Thank you.	Hi,yes my Social Security is indefinate,because of my disability,I have been receiving it now for the last fifteen years.I got into debt mainly because of the economy and rising costs of living and also the higher interest rates of my loan and credit cards.Thanks

Member Payment Dependent Notes Series 469773

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469773	$10,000	$10,000	8.59%	1.00%	December 29, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469773. Member loan 469773 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	LCI	Debt-to-income ratio:	2.02%
Length of employment:	3 years	Location:	Redwood City, CA

Home town:
Current & past employers:	LCI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > As a Lending Club investor, I want to try to leverage interest rates and arbitrage the spread between my low interest rate loan and higher rate loans I invest in.

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. You do realize that Lending Club underestimates the rate of defaults. If, as I suspect, your losses exceed your gains, will you still pay back this loan? What is your job and is it stable in this terrible economy? Given the current real estate market, how is your mortgage and home doing? I wish you the best of luck with your investment strategy.	Yes, I will pay it back. My financial obligations are of the utmost importance to me.

Member Payment Dependent Notes Series 469798

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469798	$10,000	$10,000	11.48%	1.00%	December 24, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469798. Member loan 469798 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Southeast Texas Food Bank	Debt-to-income ratio:	19.12%
Length of employment:	10 + years	Location:	Beaumont, TX

Home town:
Current & past employers:	Southeast Texas Food Bank
Education:	New Mexico State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > I plan to pay off some high rate credit cards. The rates keep going up even though I am never late and pay more than the min. pmt. I have been on my job for 10 years and will have no problem paying this loan back.

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,352.00	Public Records On File:	1
Revolving Line Utilization:	51.10%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 469833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469833	$10,000	$10,000	8.94%	1.00%	December 29, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469833. Member loan 469833 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	ATT	Debt-to-income ratio:	9.38%
Length of employment:	10 + years	Location:	Dallas, TX

Home town:
Current & past employers:	ATT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/09 > I have been dating my fiancee for two and a half years. I have been at my current job for slightly over 10 years. I have never declared bankruptcy. My very small condo with a vaulted ceiling is paid for. I would appreciate your support.

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,187.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congratulations on your upcoming nuptials! I would like to help fund your loan, but have a few questions. When are you planning on having the wedding? Do you have any other outstanding debts, like a car loan, home equity loan or student loans? And, would you give a rough estimate of your total monthly expenses? Can you give a short description of the type of work you perform for AT&T? Do you have a savings account or any other kind of emergency fund? Are you willing to verify your income with Lending Club? (Please contact Lending Club to find out how.) Good luck!	It was Dec. 13, 2009, but she had a death in her family. No new date yet
what does 3rd attempt mean?	We had two previous dates set for getting married and are about to set the third date. I hope third time is the charm.
What is the breakdown of your monthly obligations? I noticed that your income is not verified yet. A lot of bidders (including myself) won't bid on loans unless the income is verified (bad past experience). It's easy to do, just call Lending Club and request that they verify your income. Thanks.	I have one car payment per month on a new midsized Ford. I have about $1,000.00 per month in living expenses on top of that.
It's great that you have your condo paid for... But can you provide more details about your monthly expenditures? It seems based on your input so far, you should be able to save at least $3K per month. What are your credit card balances? Is it true your revolving credit balance is < $1K? Thanks.	In the past week the total of my charge balances has increased to slightly over $4000. Besides the car payment I have no other outstanding debts. Before I met my fiancee I was able save at the rate you mention.

Member Payment Dependent Notes Series 469860

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469860	$1,000	$1,000	12.53%	1.00%	December 23, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469860. Member loan 469860 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Home Depot	Debt-to-income ratio:	1.25%
Length of employment:	2 years	Location:	Greenwood, IL

Home town:
Current & past employers:	Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > This loan will be for Car repair, I currently work 2 jobs, i can have this paid back ASAP.

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$379.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How much is your rent including utilities? How much do you spend on transportation?(Gas Insurance, Bus Pass, etc.) Please list any on going expenses? (Tuition, Cell Phone, Life Insurance, Gym membership etc.) Do you have any Dependents?	I pay half in rent and utilities with a longtime roommate. Rent on my part is $293 per month and $300 in utilities per month. I spend $40 a month in gas, and $38 a month for car insurance. I own my car out right. I am paying student loans that is $89 per month. Cell phone is $43 per month. I pay $35 for a storage Unit per month. I have 4 credit cards, I pay every month. I pay $10-$30 a month. I do not pay into Life insurance, nor medical. I am single with no children nor any other dependents.
how soon could that be	The least amount of the loan I need is $300 not even that for a car repair. I was wondering if this program helps people to build credit.
you have 19 credit lines and none of them can be used for the car what is the repair that is needed	The 19 credit lines is the student loans that I pay every month. I own my car out right. The repair will be for alignment. I thought of taking out this loan to help build my credit.

Member Payment Dependent Notes Series 469866

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469866	$6,000	$6,000	8.94%	1.00%	December 23, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469866. Member loan 469866 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.86%
Length of employment:	n/a	Location:	North Bend, OR

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/09 > Have a Merry Christmas & a profitable New Year!

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,392.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your source of income (employer) and how long have you had it? Thank you.	I serve as a pastor under contract with a church. I have been at this church for 5 years. I have been a pastor for 10 years.
What is your source of income? Can you outline your monthly expenditures? Your credit bureau reports over $7000 for your outstanding balances but your loan is only for $6000. Can you explain how you plan to use the loan since it won't be to consolidate the entire debt? Thanks.	My source of income is the church where I serve as pastor. Mortgage $1700 Utilities $400 Household $1000 Cash Savings $300 Giving $500 Debt management $500-$1000 Contingency $100-$500 The credit bureau report probably does not reflect my most recent installments. $6000 and a little savings will consolidate my outstanding balances. Thanks again for your consideration
What's your employment situation? It says NA in your profile. How many years, what position, what company?	I am a pastor under contract currently serving at a church I planted 5 years ago.

Member Payment Dependent Notes Series 469880

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469880	$3,500	$3,500	8.59%	1.00%	December 29, 2009	January 1, 2013	January 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469880. Member loan 469880 was requested on December 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,400 / month
Current employer:	n/a	Debt-to-income ratio:	8.56%
Length of employment:	n/a	Location:	stony point, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1970	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	38
Revolving Credit Balance:	$194.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How much is your rent including utilities? How much do you spend on transportation?(Gas Insurance, Bus Pass, etc.) Please list any on going expenses? (Tuition, Cell Phone, Life Insurance, Gym membership etc.) Do you have any Dependents? Whats the purpose of this loan?	i live with family and don't have rent. i only pay a utility bill of 400 a month and my cell phone of 45 a month.
# Current Employer: n/a	retired all income from ss and pensions
# Length of Employment: n/a	was a housewife. income from ss and pensions
What is your source of income (employer) and how long have you had it? Thank you.	social security and pensions. had for 10 yrs
What is your source of income? What are your monthly expenditures? And is it true that your revolving credit has a balance of less than $200?	social security and pensions. no rent or mort. just pay 400 utility and 45 cell phone
Please explain what the loan will be used for. Thank you.	replace furnace

Member Payment Dependent Notes Series 469932

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469932	$9,000	$9,000	8.94%	1.00%	December 28, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469932. Member loan 469932 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	The Home Depot Inc.	Debt-to-income ratio:	7.58%
Length of employment:	8 years	Location:	Broad Brook, CT

Home town:
Current & past employers:	The Home Depot Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/09 > With $9,000 I would like to pay off these 3 accounts immediately: 1. Chase Rewards Card - $3400 @ ~20% APR 2. Citi Platinum Mastercard - $1000 @ 18% 3. CareCredit Lasik Procedure - ~$1500 remaining will start accruing payment deferred interest 24.99% in a couple months. I plan on using the rest of the loan 3,000 for emergency funds and to save when I can pay off my remaining credit card balances in 8 months 0% until 08/10. I would like to raise my 401k % rate as my company matches. I'm an excellent borrower as my credit history states and I currently have no other loans or payments except a fixed monthly rent and credit cards. I have never missed a payment on any accounts and I would like to keep and improve on an excellent credit rating. With this loan, I would like to consolidate most of my debt and be a smarter consumer. I have a dependable vehicle and stable job. I work in store support for a large national retailer - currently at 8 yrs. employed. A warehouse job that supplies lumber/carton goods to ~200 stores in the northeast USA...40 hr. work week during winter but 40-60+ in spring/summer. As Christmas and the New Year approaches I will put this money to good use, fulfill a long-term commitment with my lenders and satisfy myself with a lower interest rate. ~Kris

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,308.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 469936

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469936	$1,000	$1,000	7.40%	1.00%	December 24, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469936. Member loan 469936 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,583 / month
Current employer:	n/a	Debt-to-income ratio:	0.97%
Length of employment:	n/a	Location:	Dearborn Heights, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/09 > I'm currently retired with a Pension. My home is paid off. I am going to use this money for personal reasons.

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$753.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 469937

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469937	$8,000	$8,000	8.59%	1.00%	December 29, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469937. Member loan 469937 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,840 / month
Current employer:	precision graphics	Debt-to-income ratio:	22.17%
Length of employment:	3 years	Location:	jasper, AL

Home town:
Current & past employers:	precision graphics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/09 > consolidation all bills in one payment Borrower added on 12/21/09 > my plans for the funds are payoff all credit cards and one loan i have to have one payment. im a good borrower because i beleive if u borrow u should be responable and pay it back.

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,815.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 469943

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469943	$13,000	$13,000	11.14%	1.00%	December 29, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469943. Member loan 469943 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	LUTHER MANKATO HONDA	Debt-to-income ratio:	14.06%
Length of employment:	< 1 year	Location:	NEW ULM, MN

Home town:
Current & past employers:	LUTHER MANKATO HONDA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/09 > I need this money to close on my current mortgage. This will free up approx. $1,300 per month. I plan on paying this back within a year.

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,878.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 469953

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469953	$11,200	$11,200	8.94%	1.00%	December 24, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469953. Member loan 469953 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Target Corporation	Debt-to-income ratio:	13.08%
Length of employment:	< 1 year	Location:	Minneapolis, MN

Home town:
Current & past employers:	Target Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/09 > I want to consolidate and clear my debt, go back to school at night/weekends to finish my culinary arts (cooking) degree. I have a decent, technical day-time job already in working in product development. I'm moving to a lower rent apartment soon to reduce my monthly expeditures on rent/living by $400 per month. I make payments on time as I do have a credit rating above 740 per the credit score I checked in the last 2 weeks from the credit bureaus.

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$182.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Only $182 in revolving credit balance is showing on your credit history. What does the rest of the debt consist of? Thanks!	Hello hillgirl, What does the rest of the debt consist of? 1) The debt I am aiming to rid of is the $10,511.38 credit card debt on 2 different cards, with the loan that I will possibly get, I will wipe the balances on the cards, and close out 1 card. The APR is higher on the cards than the loan I would get here. I am looking to be free of high rate credit cards. 2) I already have a personal loan out with my bank for ~$9000 with a rate of 10.9% with a fixed payment of $303 per month. 3) I'm moving to a cheaper apartment this month, which will enable me to save ~$400 per month (I will apply to debt), I've readjusted my budget, and I am looking for a 2nd job to help me reduce my debts faster. 4) With the fixed lower interest rate loans, I can better manage my debts, continue making solid payments, and eventually be free of debt. 5) I estimate I will be applying $1000-1400+ per month to my loan payments. Thank you for your inquiry.
Can you outline your monthly expenditures? The more detail, the better. Thanks.	Hello Member_581868, Can you outline your monthly expenditures? The more detail, the better. New Apartment Rent (takes effect next month): $890 rent (previously was much higher at old place) Water/Trash/Sewer/Heat/Cable (the way the apartment is setup: $75 Electricity: $35 Phone: $50 Food: $225-300 (ranges when I can find a bargain or by coupon usage) Bus Card: $67 (monthly) Gas: $25 (1 fill per month) Health Insurance: Need to check. I will check to ensure this is all my monthly expeditures. Thanks
Thanks for the info. You seem to be $20K in debt. If you continue to increase your debt, it will not be possible to pay off all your loans. What steps are you taking not to increase your debt?	Hi Member_581868, Your question: If you continue to increase your debt, it will not be possible to pay off all your loans. What steps are you taking not to increase your debt? Earlier in the year, my debt was actually close to double what it is now. Through a careful budget, saving money wherever I could, tapping into my previous workplace retirement funds (and paying the taxes for early withdrawals); I was able to reduce my debt to where I am now. By consolidating into these loans, continuing with a budget, fielding a 2nd job, I believe the debts will be easier to manage and pay off. I would like to continue to reduce/eliminate my debt significantly before I incurr new costs with relation to continuing my education (i.e. finish my Associates). Thanks.

Member Payment Dependent Notes Series 469996

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
469996	$13,000	$13,000	13.57%	1.00%	December 28, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 469996. Member loan 469996 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Mas Sake	Debt-to-income ratio:	22.53%
Length of employment:	4 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Mas Sake
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/09 > This loan would be used for credit card debt only. I am not getting anywhere making minimum payments every month because of credit card rates. I have been on my own my entire life with zero help from family and I have slowly accumulated debt. My life is very stable now with my job and low rent so I am in a place where I do not have to use credit anymore. I just need to pay it off. I have always paid payments on time my entire life. I am a very honest and trustworthy person who needs to eliminate all debt so I can buy a house in 3 years and I hope Lending Club is the answer. A good friend told me about the club and how it works. I think it's an amazing thing that can help good, normal people like myself get back their financial independence.

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,524.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why a loan for only 13k if cc balance shows at 17,500? Also, what is Mas and what is your position?Thank you for answering.	I actually typed in 18,000 and it came back with an offer of 13,000 on the Lending Club website. I figured 13,000 would be a huge help and I could get everything down to 2 payments. 1 would be to Lending Club, and the other would just be a remaining balance on one card. Mas Sake is a sushi restaurant. I have worked there so long that I am a jack of all trades. I manage the bar, bartend, serve, host, etc. I basically help out wherever I am needed. I chose the 3 year plan because I have a car payment and that will be paid off 3 years from now, so it would all fall perfectly into place to buy a home. Thank you for your questions, I hope I answered them...

Member Payment Dependent Notes Series 470001

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470001	$2,300	$2,300	7.40%	1.00%	December 28, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470001. Member loan 470001 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,033 / month
Current employer:	Team Industrial Services	Debt-to-income ratio:	18.59%
Length of employment:	4 years	Location:	DENVER, CO

Home town:
Current & past employers:	Team Industrial Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	57
Revolving Credit Balance:	$2,177.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 470007

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470007	$5,000	$5,000	8.94%	1.00%	December 23, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470007. Member loan 470007 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Papp Clinic	Debt-to-income ratio:	14.95%
Length of employment:	10 + years	Location:	Sharpsburg, GA

Home town:
Current & past employers:	Papp Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/09 > I am replacing an engine in my son's car who happens to be a 3rd year med student who cannot afford to pay for it at this time.Thank you

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	32
Revolving Credit Balance:	$10,681.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
# Months Since Last Delinquency: 32	hello, it has been 32 months ago that I was delinquent on an account.It was Upton's and the account is closed. Thank you Lauren

Member Payment Dependent Notes Series 470012

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470012	$25,000	$25,000	11.48%	1.00%	December 24, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470012. Member loan 470012 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	ConAgra	Debt-to-income ratio:	7.22%
Length of employment:	10 + years	Location:	Alameda, CA

Home town:
Current & past employers:	ConAgra
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/09 > Our house is more than 30 years old. It's time to remodel. Many thanks!

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,146.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $25,000 HIP loan questions: 1- Position-Role @ ConAgra is? 2- $8,333 reported monthly gross income- 1 or 2 income household? 3- Mortgage and vehicle payments (if vehicle payment applies) paid per month are $? Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.19.2009 @ 5:20 AM ET.	R & D manager $100k individual per year No auto loan Thanks

Member Payment Dependent Notes Series 470015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470015	$24,000	$24,000	12.18%	1.00%	December 23, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470015. Member loan 470015 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	9.13%
Length of employment:	n/a	Location:	Atlanta, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/09 > I am taking this loan to pay off a $75k loan (from a group of investors) that carries interest at 25%. I can repay $51k directly and just need to borrow the remaining $24k to pay the entire loan off. I have very good credit and a stable emplyment.

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$298.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 470022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470022	$24,000	$24,000	11.83%	1.00%	December 23, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470022. Member loan 470022 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,833 / month
Current employer:	n/a	Debt-to-income ratio:	1.88%
Length of employment:	n/a	Location:	Miami, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/09 > Consolidating higher interest loans.

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$682.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 470024

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470024	$24,000	$24,000	14.96%	1.00%	December 24, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470024. Member loan 470024 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	0.20%
Length of employment:	n/a	Location:	Denver, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/09 > I am planning to use this loan to pay off debt.

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	10
Revolving Credit Balance:	$255.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 470026

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470026	$24,000	$24,000	11.83%	1.00%	December 23, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470026. Member loan 470026 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	0.70%
Length of employment:	n/a	Location:	San Diego, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/09 > Consolidating at a lower rate and paying off debt

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$346.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 470027

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470027	$18,250	$18,250	17.04%	1.00%	December 28, 2009	January 3, 2013	January 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470027. Member loan 470027 was requested on December 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,375 / month
Current employer:	Perfection Automotive	Debt-to-income ratio:	14.96%
Length of employment:	1 year	Location:	ASHBURN, VA

Home town:
Current & past employers:	Perfection Automotive
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/09 > With this loan I am going to pay off all of my other debts to make one lump sum payment per month. I currently am paying approximately $1,500 per month and would like to reduce this payment by at least $500. I will pay $1,000 per month. I am very disheartened by this debt that I have accumulated over the years. I accumulated little or no debt for the past 1-1.5 years. I am the sole mechanic at a busy auto shop in sterling,va so I do most of the work so I have a steady income. This loan will make my year and lift my spirits 1000%. I thank you in advance.

A credit bureau reported the following information about this borrower member on December 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	15
Revolving Credit Balance:	$14,248.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $18,250 DC loan questions: 1- Rent and vehicle payments (if vehicle payment applies) paid per month are $? 2- Credit Report reflects $14,248 revolving credit balance; CC payments per month are $? (Total CC payments PAID per month; NOT minimum CC payments DUE per month.) Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.19.2009 @ 6:53 AM ET.	Rent payment is $585 and vehicle payment is $265. I pay $650/month for CC. I also have a $200/month tool payment.
Could you explain your delinquency from 15 months ago? Do you have a plan for avoiding such debt accumulation in the future? Thanks in advance for your responses.	The deliquency from 15 months ago is from a best buy store card that I had co-signed with an ex girlfriend. This account was to help her start her credit, so she bought some things and it was her resposibility to pay for it. She did not pay her monthly payments so I had to take over payments and am currently still stuck with making the monthly payments on this account, which I have been and am current, as with all of my other accounts. As far as staying out of debt in the future, this mess that I have gotten myself into has completely changed my outlook on credit cards and how to manage my money. I now have one of the cards for emergency use only and it is tucked away. I pay for everything with my debit card so that the money is taken out immediately. I will continue to due this for the rest of my life. If I don't have the funds for it I don't need it right away or I don't need it at all is the way I go about purchasing items now.

Member Payment Dependent Notes Series 470039

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470039	$5,000	$5,000	8.94%	1.00%	December 23, 2009	January 2, 2013	January 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470039. Member loan 470039 was requested on December 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,367 / month
Current employer:	UNLV	Debt-to-income ratio:	12.29%
Length of employment:	1 year	Location:	Bath, PA

Home town:
Current & past employers:	UNLV
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,901.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please tell us something about the purpose of your loan, details on your current debt, and about your job. Thanks!	The loan is going to be used to pay off my current credit card so that I can have a lower interest. My credit card debt is $4,600. At UNLV, I am a teaching assistant for the Jazz Studies department. I teach an undergraduate Jazz Appreciation class.
What do you do at UNLV? What are you monthly expenses look like? Will this loan replace existing expenses? Where did you work prior to UNLV (says you're there 1 year) and what did you do at your prior job? Thanks in advance.	I'm a teaching assistant for the Jazz Studies Department. I teach an undergraduate Jazz Appreciation class. My monthly expenses are extremely low. I live with relatives there so I do not pay any utilities or rent. This loan is going to be used to consolidate credit card bills which total $4,600.00. I'm looking to have lower interest than I currently have. Prior to UNLV, I taught percussion lessons at Guitar Villa Music in Bethlehem, PA for 5 years.

Member Payment Dependent Notes Series 470095

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470095	$9,000	$9,000	12.18%	1.00%	December 24, 2009	January 3, 2013	January 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470095. Member loan 470095 was requested on December 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	greenway ford	Debt-to-income ratio:	16.25%
Length of employment:	2 years	Location:	orlando, FL

Home town:	Hammond
Current & past employers:	greenway ford
Education:	Lewis University, University of Central Florida, Florida Baptist College

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/09 > I've just married and would like to consolidate all mine and my wifes credit card bills into one monthly payment of $300.00. My wife and I make $72,000 a year house hold income. Thank you. Borrower added on 12/20/09 > The credit cards we are consolodating are a kaycard with our wedding rings on them at 22.9%, a furniture card we used for some furniture for our home at 19.9%, and a couple of small regular credit cards. Hope this helps. Borrower added on 12/21/09 > To explain my inquiries: I have recently financed a family Town and Country Van, applied for an american express and best buy credit card. My balances on my credit cards are very low so no need to worry there. Hope this helps. Thank you guys. Borrower added on 12/21/09 > Also, you folks might find two accounts for me out there with the same employer ect. please disregard the loan for $8,400. It has been cancelled. This was a mistake and has been resolved. Thank you.

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,066.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you requesting 2 different loans? I see another application with no data but with the same employer and same borrower metrics. Please advise, thanks.	Yes, good question. I have spoken to Lending Club and they have canceled one loan for me. I was having problems with the first account. Not being able to access my account so I opened another one. Thank you.
According to your credit report you had 5 credit inquiries in the last 6 months. Please explain. Thanks and good luck with the funding!	Yes, that is right. For some reason American Express declined me a credit card, Best buy declined me a credit card and so did two of my banks I have savings acconts with. ??? I dont understand why? I have an excellent beacon score with all three reports and an excellent trac record with low debt to income ratio. Then I came accross Lending Club and Im hoping this facility can be usefull for me. Befor applying for anymore credit I will wait 12 months for my inquiries to not count against me cause I really want that American express card and that best buy card... lol
DOES WORKING FOR FORD AFFECT YOUR JOB SECURITY ?	No, Greenway Ford is one of the largest Ford dealers in the United States. We are always and have always been in the top 10 in sales in the region. This doesnt just include Florida, but also georgia. I have been in this business for 3 years. The first year I grossed 42k, the second 52k, and now am tracking about 50k. I do not believe Ford is going anywhere. They are the only make who refused government handouts by the way. Thank you.

Member Payment Dependent Notes Series 470104

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470104	$2,500	$2,500	7.74%	1.00%	December 23, 2009	January 3, 2013	January 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470104. Member loan 470104 was requested on December 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Lincoln Towing	Debt-to-income ratio:	0.78%
Length of employment:	2 years	Location:	Mountlake Terrace, WA

Home town:
Current & past employers:	Lincoln Towing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/09 > I have excellent credit, a sound budget, no debt other than a credit card that I payoff in full every month, and a easily accessible emergency fund stored away in safe investments. Borrower added on 12/21/09 > I plan to re-invest in Lending Club notes. I plan to repay the loans with income from my investment, and re-invest the profits to create a compound of interest. But I might also re-pay my Prosper loan as sort of a refinance sense the interest rate is lower with lending club. I haven't decided yet. One of the two will happen. I have good credit through trial and error, I learned who fast a credit score can drop when the payments aren't made. Plus my Girl friend of 4yrs has a higher credit score than I and I have been fighting tooth and nail the beat her score. so you can count on me, I will not jeopardize all the hard work and discipline I have put in to have a 750+ Credit score. My goal in 800. I have a nice saving for emergencies and possible a good size down payment for a house once I'm sure we won't have a double dip recession. Commercial real estate is next to crash, and the governments temporary fixes are making things worse for the future of the US. witch is also the reason I might just use this as a refinance, I don't want to fund too many loans if things might get worse. But as far as your concerned, I am a good Investment.

A credit bureau reported the following information about this borrower member on December 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	49
Revolving Credit Balance:	$273.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Loan Description Borrower has not entered any	I keep trying but the description ain't submitting to my listing. but the heading explains it self. Re-investing in notes.

Member Payment Dependent Notes Series 470108

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470108	$9,000	$9,000	7.74%	1.00%	December 23, 2009	January 3, 2013	January 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470108. Member loan 470108 was requested on December 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Gordon Brothers	Debt-to-income ratio:	8.21%
Length of employment:	1 year	Location:	North Attleboro, MA

Home town:
Current & past employers:	Gordon Brothers
Education:	Nichols College

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/09 > I have never made a late payment in my entire life. I plan to use the funds to pay off 2 credit cards. My job is very stable.

A credit bureau reported the following information about this borrower member on December 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,175.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long have you been at Gordon Brothers? If 1 yr is correct, can you list your previous work expericence? What is your role at Gordon Brothers? What are the rates and balances one your 2 credit cards?	I have been at GB for over 1yr and am a Project Analyst. Prior Employment: State Street - Client Service Rep - Nov 07-Dec 08 Indymac Bank - Mtg Loan Processor - Jun 06-Jul 07 Washington Mutual - Senior Loan Processor and Pricing Specialist - Sept 02-May 06 The interest rates are currently at 0% but will be adjusting to approximately 10% at the end of the month.
Your revolving credit balance is $5175. Why do you need $9000?	My wife has the other credit cards in her name.
Can you itemize your monthly expenditures? What is the total take-home pay for you and your wife?	sorry, i don't have time to physically itemize each and every expense. We do not live outside our means. Between the two of us, we earn well into 6 figures. we both make several contributions monthly to different investment vehicles. we both pay for monthly public transportation and parking, one car loan, 2 cell phones, mortgage, car insurance, life insurance, home insurance, student loans and utilities.

Member Payment Dependent Notes Series 470131

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470131	$7,500	$7,500	8.94%	1.00%	December 23, 2009	January 3, 2013	January 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470131. Member loan 470131 was requested on December 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,850 / month
Current employer:	sierra termite control	Debt-to-income ratio:	8.88%
Length of employment:	8 years	Location:	irvine, CA

Home town:
Current & past employers:	sierra termite control
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/09 > This money will fix my. I know my credit is good; and I will not jeopardize it. My payments will be made ontime. Borrower added on 12/22/09 > I'm wheelchair bound and drive my van. Currently, my van lift needs repaired, and the computer-driving system needs updated. Without my van, I can't get to work, or perform the duties of my job. This is why I need the money. Thank you.

A credit bureau reported the following information about this borrower member on December 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,470.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
LOAN DESCRIPTION ?	I'm wheelchair bound and drive my van. Currently, my van lift needs repaired, and the computer-driving system needs updated. Without my van, I can't get to work, or perform the duties of my job.
What do you plan to use your loan for? What are your monthly expenditures? Is it true that your balance on your revolving credit is about $2500?	I'm wheelchair bound and drive my van. Currently, my van lift needs repaired, and the computer-driving system needs updated. Without my van, I can't get to work, or perform the duties of my job. My monthly bills are low. Monthly expenditures are about $900. Right now, my revolving-credit balance seems high, due to large purchases and xmas. However, this balance will soon go down, as I sent in a large payment to both credit cards.
What is your occupation?	I'm a manager and general contractor of a termite construction company.

Member Payment Dependent Notes Series 470134

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470134	$6,500	$6,500	8.59%	1.00%	December 28, 2009	January 3, 2013	January 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470134. Member loan 470134 was requested on December 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,951 / month
Current employer:	n/a	Debt-to-income ratio:	4.83%
Length of employment:	n/a	Location:	Rancho Cucamonga, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/09 > I retired from LA Unifed School District after work ing from 1969 until May 2009 with an excellent FICO score! I am extremely proud of that accomplishment and for raising two productive educated young adults.

A credit bureau reported the following information about this borrower member on December 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,369.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is it true that you only have $1369 balance on your revolving credit? What are your monthly expenditures? Are these medical expenses already incurred? How is your health in general? Thanks.	My health is excellent. This loan is for minor elective surgery. Well, as of today, my available revolving credit is $1,436 with an outstanding balance of $564 due on 1/2/10. My monthly expenditure including mortgage, educational loan, utilities and incidentals is $2,056.
Can you explain what the loan is for?	This loan is for minor elective surgery.

Member Payment Dependent Notes Series 470136

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470136	$9,000	$9,000	12.87%	1.00%	December 29, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470136. Member loan 470136 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Avante Healthcare Center	Debt-to-income ratio:	16.15%
Length of employment:	6 years	Location:	Roanoke, VA

Home town:
Current & past employers:	Avante Healthcare Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/09 > I used credit cards for school/books/incidentals while receiving my nursing degree and would like to consolidate my revolving debt into one low interest payment per month. Thank you for considering my loan application.

A credit bureau reported the following information about this borrower member on December 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,846.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congratulations on earning your Nursing Degree! I would like to help fund your loan, but have a few questions. Will you be using this loan to completely pay off all of your credit card debt? (Your credit history shows a revolving credit balance of $9,846.) Do you have any other outstanding debts, like a car loan or student loans? And, would you give a rough estimate of your total monthly expenses? Can you give a short description of the type of work you perform for the Avante Healthcare Center? Do you have a savings account or any other kind of emergency fund? Are you willing to verify your income with Lending Club? (Please contact Lending Club to find out how.)	StocksMan: I will be paying off all of my credit cards with this loan. The extra $ 846 will be paid from savings. My monthly expenses are roughly 1/4 of my monthly gross income. I do have an emergency fund and I also have short and long term disability insurance ( just incase ). I am very willing for my income to be verified. I was informed that this process is initiated by the Lender. Thank you

Member Payment Dependent Notes Series 470142

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470142	$9,600	$9,600	14.61%	1.00%	December 24, 2009	January 3, 2013	January 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470142. Member loan 470142 was requested on December 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,625 / month
Current employer:	J.H. Cohn LLP	Debt-to-income ratio:	13.93%
Length of employment:	5 years	Location:	HOWELL, NJ

Home town:
Current & past employers:	J.H. Cohn LLP
Education:	Monmouth University

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/09 > I was looking for a fair loan and came across Lending Club. I am looking to make some home improvements and to consolidate bills (note I have no delinquent accounts). I have been gainlfully employed with the same company for over five years and have had a stable salaried income that has increased yearly. I have also been a homeowner for almost three years and have never been late on a mortgage payment. I plan to pay this loan timely every month as well. Assets include fully vested 401(k) account.

A credit bureau reported the following information about this borrower member on December 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	34
Revolving Credit Balance:	$9,194.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $9,600 loan questions: 1- Position-Role @ J H Kohn LLP is? 2- Mortgage and vehicle payments (if vehicle payment applies) paid per month are $? 3- Credit Report reflects $9,194 revolving credit balance; CC payments per month are $? (Total CC payments PAID per month; NOT minimum CC payments DUE per month.) 4- "Other" Loan Category: Please accurately describe loan's intended purposes? Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.19.2009 @ 6:48 AM ET.	Thank you for your consideration and for getting in touch with me. I'll be glad to answer your questions: 1.) J.H. Cohn LLP is a large public accounting firm in the northeast. I work in a senior role on auditing and forensic accounting projects. I have no out of pocket work expenses as all expenses, including travel, are reimbursed. 2.) I currently pay $2,493/month on my fixed mortgage and $477/month on my vehicle. 3 & 4.) I usually pay about $500-$600 a month on credit cards. The main purpose of this loan is to consolidate my monthly payments to increase my monthly cash flow. I hope these responses have answered your questions. Thanks again.
What are the interest rates and amounts on the credit cards you wish to pay off?	Thank you for your consideration. The interest rates on the credit cards I wish to pay off range from low 20's to 30%.
# Credit Score Range: 660-678	Thanks for your consideration. The score is probably on the lower end. I'm working at improving my score, which is part of the reason I have requested the loan to consolidate my debt.

Member Payment Dependent Notes Series 470163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470163	$9,000	$9,000	11.48%	1.00%	December 28, 2009	January 3, 2013	January 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470163. Member loan 470163 was requested on December 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Flagstar Bank	Debt-to-income ratio:	24.49%
Length of employment:	1 year	Location:	Troy, MI

Home town:
Current & past employers:	Flagstar Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/09 > I am just looking to get credit card debt under control. I normally paid off my credit card balances in full, every month until a couple years ago. However, due to circumstances beyond my control, I have had to carry a balance for the last couple of years. I have tried everything I could possibly do to get rid of the balance as quickly as possible. However I thought I would give this a try to get off the "Credit Card Treadmill" and to escape the high and ever incurring finance charges. I believe in paying my debt in full and on time, every month. I do not want to be on the "Treadmill" any longer and would appreciate you assistance in making this . The reasons for the debt is due the following in which I will list below 1. Excessive auto repairs (I have since bought a newer late model used car). So having to have a 10+ YR old vehicle repaired on a regular basis will no longer be an issue. 2. Being unemployed and/or having low paying jobs which excessively exceeded my daily living expenses. I have been able to increase my income and have good job security. I have been with my current employer for nearly 2 years. I also plan to look for additional sources of income (i.e second job, transfer to another department with my employer) to assist in this. 3. Little or no cash reserves. This is direclty related to having little or being underemployed for the previous 2 years. I have been able to save some money, but it has been a strggle. I belive by trying to save some money, I will not have to resort to using credit cards and will be able to pay any bills in full should an emergency arise. Thank You for your time

A credit bureau reported the following information about this borrower member on December 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,016.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates and amounts on the credit cards you wish to pay off?	I have about $7300 in debt., with a 15.25 APR. However this is on just one card. I want the remaining amount I am requesting to have as a "safety net" to cover any other expenses and to have that just in case another emergency arises. If I do not need those funds and build my saving back up during this process, the remaining loan will just be paid back into the principal amount sooner.
Thanks for the info you've provided. I'll be funding part of your loan. You may wish to consider www.soundmindinvesting.com as a means to get out of debt, save, and begin to invest over time. Best wishes... and know that even the 'best' of us struggle with over spending sometimes.	Thanks for the tip, and support!

Member Payment Dependent Notes Series 470185

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470185	$6,000	$6,000	7.40%	1.00%	December 23, 2009	January 3, 2013	January 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470185. Member loan 470185 was requested on December 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,934 / month
Current employer:	Veteran's Administration	Debt-to-income ratio:	9.51%
Length of employment:	10 + years	Location:	Redlands, CA

Home town:
Current & past employers:	Veteran's Administration
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1982	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,628.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. What is your job with the Veteran's administration? Is it secure in this difficult economy? California has suffered some terrible losses in housing; is your mortgage situation okay and have you been able to avoid taking out a second mortgage or HELOC? Finally, how does this loan help you (i.e. what is the change in monthly payment or interest rate)? Your answers are greatly appreciated. I hope you have a nice holiday.	I am a mental health professional. Job is very secure, as unfortunately we have many veterans coming home with psychological problems. I have a $28,000 HELOC, which I have no problem paying, as well. My interest rates would drop from the 29% they want to increase them to, to under 8%! I'd be consolidating two credit cards and paying them off. Happy holidays to you, as well, and thank you for your interest in helping.
Loan Description Borrower has not entered any	I'm trying to consolidate two credit card balances, both of which will be going up to nearly 29% interest, despite the fact that I have an "A" credit rating, and have never been late with a payment. I'm a responsible professional in a very stable job position. Thank you for your interest in helping.
Can you give a summary of your expenditures? How much are you putting away each month into savings? How much are you paying each month on your credit cards?	I was putting 13% into my retirement savings. Down to 5% until I pay off my credit cards, and then will do the max again. Have two major credit cards and have been sending $200 - $300/month to each. Gas credit card gets paid off completely each month. Have a balance on one department store card under $300.00.

Member Payment Dependent Notes Series 470187

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470187	$12,250	$12,250	15.31%	1.00%	December 29, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470187. Member loan 470187 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,947 / month
Current employer:	Wedge Manufacturing	Debt-to-income ratio:	19.65%
Length of employment:	2 years	Location:	Birmingham, AL

Home town:
Current & past employers:	Wedge Manufacturing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/09 > I have always paid my payments on time. I will be a sound investment because I will be lowering my interest rate on an amount I am already paying on! Borrower added on 12/21/09 > l

A credit bureau reported the following information about this borrower member on December 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,705.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What does your ~ 11K of revolving credit balance consist of? What interest rates are you paying on that debt, and what other debts do you have? Thank you in advance for your answers.	It consist of a honeymoon trip and debt that came with the marriage... got to love that! About 10K is 19.5% and the rest is 29.9%. My other debts are a mortgage (623.00) and car (232.00). Thanks
Your DTI is fairly high - what actions have you taken to control your debt and/or finances? Thanks in advance.	There our two sources of income I cannot list here. My wife has a very good job and I have consistent overtime. We also do not use credit cards in order to keep this from happening again.
Thank you for your answer. Since you have income that is not listed here, what debts do you have that are not listed here? Also, when is the last time you used credit cards? Thanks in advance.	No other debt. I don't remember that last time one was used but that's not relative being that we have stopped using them.

Member Payment Dependent Notes Series 470418

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470418	$25,000	$25,000	11.83%	1.00%	December 29, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470418. Member loan 470418 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Henry Ford Health Systems	Debt-to-income ratio:	16.19%
Length of employment:	10 + years	Location:	Northville, MI

Home town:
Current & past employers:	Henry Ford Health Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/09 > I'm looking to consolidate some debt as well as help my son out with his last year of law school.

A credit bureau reported the following information about this borrower member on December 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,787.00	Public Records On File:	0
Revolving Line Utilization:	18.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 470428

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470428	$6,000	$6,000	11.14%	1.00%	December 23, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470428. Member loan 470428 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	coca cola enterprise	Debt-to-income ratio:	6.28%
Length of employment:	1 year	Location:	POUGHKEEPSIE, NY

Home town:
Current & past employers:	coca cola enterprise
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,571.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will this loan be used for? Also, what do you do at Coca-Cola and is your job stable?	This Loan will help me pay down my high intrest credit cards. I am a regional sales manger for Coca-Cola. Yes my job is very stable. Thank You.

Member Payment Dependent Notes Series 470455

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470455	$3,000	$3,000	19.13%	1.00%	December 28, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470455. Member loan 470455 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	1.08%
Length of employment:	n/a	Location:	Henderson, NV

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/09 > In business for 17 years, looking for some capital for everyday business expenses.

A credit bureau reported the following information about this borrower member on December 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,965.00	Public Records On File:	1
Revolving Line Utilization:	98.20%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is that public record?	Do Not Know
Do you intend to amortize the loan over 3 years or pay it off early?	should be no problem paying off early

Member Payment Dependent Notes Series 470462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470462	$23,000	$23,000	11.83%	1.00%	December 24, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470462. Member loan 470462 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$13,333 / month
Current employer:	n/a	Debt-to-income ratio:	2.20%
Length of employment:	n/a	Location:	LOS GATOS, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$682.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 470532

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470532	$20,000	$20,000	17.39%	1.00%	December 29, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470532. Member loan 470532 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	United States Equal Employ. Oppty Comm.	Debt-to-income ratio:	21.58%
Length of employment:	8 years	Location:	Mentone, CA

Home town:
Current & past employers:	United States Equal Employ. Oppty Comm.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,599.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $20,000 Debt Consolidation loan questions: 1- Position-Role @ U S EEOC is? 2- $8,750 reported monthly gross income- 1 or 2 income household? 3- Mortgage and vehicle payments (if vehicle payment applies) paid per month are $? 4- Credit Report reflects $24,599 revolving credit balance; CC payments per month are $? (Total CC payments PAID per month; NOT minimum CC payments DUE per month.) Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.22.2009 @ 6:27 AM ET.	1. Federal Investigator 2. 1 Income Household. $26,400 of annual income is for child support. The rest is gross annual income. 3.Mortgage payment is $2634. Vehicle payment $791. 4.CC payments are approximately $900-$1000, hence the reason why I am trying to consolidate. Thank you for your consideration.
Please tell us about the debt you intend to consolidate. Is it all credit card debt? What are the amounts and interest rates of each? What is your position at the Equal Employment Opportunity Commission? Are any cutbacks anticipated? (This is a federal job and not a state job, correct?) I see you have a credit history of over 13 years with no delinquencies, which is commendable. That is an excellent factor in getting your loan funded. Good luck and thanks in advance for your answers.	I intent to consolidate most of my credit card debt. I currently hold the position of Federal Investigator (federal job). There are no budget cuts forseen for the short or long term future. I am planning to consolidate the following: 1. $6,400 @29.99% 2. $6,000 @ 29.99% 3. $3,684 @ 19.34% 4. $2,000 @ 25.00% 5. $700 @ 29.99% Thank you for your consideration. Happy Holidays. S
It seems with the salary compared to expenditures, you should be able to put away money each month instead of having a huge debt. Is there a way you can explain your situation? And what are your plans to avoid getting into more debt once you've consolidated your current debt? Thanks.	I underwent a divorce and most of the debt I incurred was due to divorce litigation. That has been resolved. I also have child care expenses, since I have custody of my son 90% of time, an expense not included in my credit report. After I consolidate credit card debt, I don't intend to incur any further credit card debt, as I dont expect to make any major purchases in the forseeable future. Thanks.

Member Payment Dependent Notes Series 470560

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470560	$9,000	$9,000	12.87%	1.00%	December 29, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470560. Member loan 470560 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Comcast	Debt-to-income ratio:	4.43%
Length of employment:	6 years	Location:	SAVANNAH, GA

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/09 > To pay off some high interest credit card debts

A credit bureau reported the following information about this borrower member on December 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	12
Revolving Credit Balance:	$7,132.00	Public Records On File:	1
Revolving Line Utilization:	28.80%	Months Since Last Record:	54
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Could you please explain your public record from about 4 years ago? Was it a bankruptcy? Also, what was your delinquency a year ago. Regards; Art	My public record from 4 years ago was an error from the Home Owner's association on the house that I sold. The new owner was not paying her dues and they filed the complaint against me. I'm in the process of getting it removed. I have never declared bankruptcy.
Could you please break-down the debt you are planing to refinance with this loan? 1) Amounts 2) Interest Rates 3) Your monthly payments 4) Min. required payments Thanks and good luck with the funding!	There are 2 credit cards I'm looking to pay off with this loan. One is $5500 with a 19.99% interest rate, monthly payment $150. The other is $3500 with a 14.99% interest rate, monthly payment $115. Merry Christmas Eve!

Member Payment Dependent Notes Series 470561

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470561	$5,000	$5,000	14.26%	1.00%	December 29, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470561. Member loan 470561 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$23,333 / month
Current employer:	Bristol Myers Squibb Company	Debt-to-income ratio:	14.27%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Bristol Myers Squibb Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/09 > My wife is a stay home mom for a few years now and we would like payoff her credit card and close the account.

A credit bureau reported the following information about this borrower member on December 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$85,303.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 470562

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470562	$20,000	$20,000	14.26%	1.00%	December 28, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470562. Member loan 470562 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,000 / month
Current employer:	n/a	Debt-to-income ratio:	0.20%
Length of employment:	n/a	Location:	Boston, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	10
Revolving Credit Balance:	$255.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 470612

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470612	$24,000	$24,000	11.83%	1.00%	December 24, 2009	January 4, 2013	January 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470612. Member loan 470612 was requested on December 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	0.70%
Length of employment:	n/a	Location:	Boston, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$346.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 470697

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470697	$16,000	$16,000	11.48%	1.00%	December 28, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470697. Member loan 470697 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	City of Virginia Beach	Debt-to-income ratio:	16.44%
Length of employment:	8 years	Location:	VIRGINIA BEACH, VA

Home town:
Current & past employers:	City of Virginia Beach
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/09 > Honest guy trying to fix financial errors from my youth. I have a steady job with endless job security and no disciplinary actions against me. Borrower added on 12/22/09 > Also, since this will cut my current monthly payments in half, I would being paying the loan off sooner than 36 months. Borrower added on 12/23/09 > I work for the Virginia Beach Sheriff's Office as a deputy and have a combined income of 80,000 annually with my wife who is a deputy as well. Rent is 1075 per month. Food and utilities averages 800 per month. If my debt is consolidated, I would use some of the extra money to take on more of the house bills so my wife could pay down her debt. 1) Credit card with 5000 on it at a rate of 9.75. Minimum payment is 150.oo/month 2)Bank loan in the amount of 1562 at a rate of around 11.00. Payment of 182/per month. 3)A line of credit from a bicycle shop in the amount of 700 at a rate of 21.00. Minimum payment is 61.00 a month. 4)Is a bank loan in the amount of 8735 at a rate of 11.25. Minimum payment is 224 a month. Thank you for your time and I deeply appreciate any assistance.

A credit bureau reported the following information about this borrower member on December 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,768.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you provide some info on the debt you are consolidating including interest rates and monthly payments?	1) A credit card with 5000 on it at a rate of 9.75 The minimum payment is 150.00/month 2) I have a bank loan for 8735 at a rate of 11.00 The monthly payment is 224. 3) An open end line of credit through a bicycle dealership with 700 left to pay interest rate is 21.00 Monthly payment is 61.00 4) A bank loan with a remaining balance of 1562 at a rate of 11.75 Monthly payment is 181.00
Please respond to the following: What are your responsibilities at the city? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? So we can understand how this will fit in to your budget, please give us an idea of your monthly bills, i.e., rent/mortgage(s), car, food, other loans, etc. What are the balances, interest rates, and minimum monthly payments of the debt you will pay off with this loan? In the case of a job loss, what is your contingency plan to repay this loan? Thank you and good luck with your loan	I work for the Virginia Beach Sheriff's Office as a deputy. I have worked there for 8 years and I am considered by most to be a model deputy. My wife also works there as a deputy and together, we pull in roughly 80,000 pre-tax. Our rent is 1075/month, food is 300-400 dollars per month. Utilities is about 500/month and my debt is as follows: 1) A credit card with 5000 on it at a rate of 9.75 The minimum payment is 150.00/month 2) I have a bank loan for 8735 at a rate of 11.00 The monthly payment is 224. 3) An open end line of credit through a bicycle dealership with 700 left to pay interest rate is 21.00 Monthly payment is 61.00 4) A bank loan with a remaining balance of 1562 at a rate of 11.75 Monthly payment is 181.00 It is my goal to consolidate and use the money it saves to take on more of the monthly bills so my wife can pay down her debt. And thanks for the luck ;-)
Most of this debt (5000 at 9.75 and 8735 at 11.0) is at rates below the 11.48 being offered by LendingClub. Why would you want to refi that debt?	Because of the total amount of money going out to pay these bills every month. I pay 1153 monthly. 527.50 is easier to work with. Not to mention the convenience of it being taken directly from my account.

Member Payment Dependent Notes Series 470703

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470703	$5,000	$5,000	7.74%	1.00%	December 28, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470703. Member loan 470703 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,394 / month
Current employer:	Bluffton University	Debt-to-income ratio:	23.10%
Length of employment:	4 years	Location:	Findlay, OH

Home town:	Tiffin
Current & past employers:	Bluffton University, AOL
Education:	Bluffton University

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/09 > Looking to Bust my Credit Card debt in 2010. This loan is just part of our goal (myself and my wife Amber) to pay off the credit card debt we have accrued due to a surgery and due to charging too much when our student loans came due 4 years ago. I have worked at my dayjob for 4 years and for the last year and a half have also taught in the EBA department there. I am also a personal finance blogger at WalletPop.com specializing in the technology area of personal finance. It may seem odd for a personal finance expert to have this much credit card debt; but it has been worked down over the past 2 years and this loan will allow us to more rapidly pay it down.

A credit bureau reported the following information about this borrower member on December 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,987.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. What is the rate (or rates) you are currently paying on your credit card debt? What else (see your first paragraph) are you doing to meet your goal of getting rid of your credit card debt? Ohio has been having a tough time in the current economy. How stable is your job? Wishing you a wonderful holiday.	In addition to this loan we are looking more closely at our purchases and saving for any larger purchase. We also have successfully funded an emergency fund to avoid the need to use a credit card in that situation. The three cards that this will pay down are between 13.99 and 14.99%. My Job is very stable; it is at a private university and there is no concerns for my position or the university to at risk. Additionally I am paid for writing at two websites so I have several sources of income (one included in the income listed) to rely on in the event that anything would happen. Please let me know if I can be of any additional help in answering your questions. Thanks for your interest in my loan request.
Can you itemize your monthly expenditures? I assume the monthly gross income is yours and does not include your wife's? Does she work? Do you have other dependents? And is it true that your outstanding revolving credit balance is $5K?	Income, yes Gross mine only. My wife does work, take home is approx. $1,200-$1,500 Auto - $240 (Own 1 car, paying on 2nd) Rent - $585 Student Loans - $900 Cable/Phone/Internet $111 Groceries and Home items- $500 Insurance - $98 Do you want more monthly expenditures? These are our major expenses - Student loans being the largest. No other dependents. Yes, our current credit card debt is $5k.
Thank you for the information. I have invested in your loan and wish you the best. By the way do you understand how lending club gets a DTI of 23%, because I sure have no idea how this calculation is made.	Thanks for investing. That is for my total debt, including auto and student loans. whereas the revolving debt only count's credit cards.
Please respond to the following: What are the current minimum monthly payments of the debt you will pay off with this loan? Thank you and good luck with your loan	The Lending Club notice showed $156, but I want to start at $200 and re-visit this amount every 3-6 months.

Member Payment Dependent Notes Series 470742

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470742	$5,000	$5,000	7.40%	1.00%	December 28, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470742. Member loan 470742 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	Gem Limo	Debt-to-income ratio:	16.43%
Length of employment:	10 + years	Location:	LINDEN, NJ

Home town:
Current & past employers:	Gem Limo
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89,277.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of the loan? How safe/stable is your job? Why do you think so?	To help out my son and his wife. I work for a limo company and have been with them since the very beginning over 26 years now.
$89,277.00 - please explain, thank you	This was to pay for all the work I've had done to my home.

Member Payment Dependent Notes Series 470762

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470762	$23,000	$23,000	12.18%	1.00%	December 24, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470762. Member loan 470762 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	9.13%
Length of employment:	n/a	Location:	San Jose, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$298.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 470812

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470812	$21,000	$21,000	11.48%	1.00%	December 24, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470812. Member loan 470812 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,000 / month
Current employer:	n/a	Debt-to-income ratio:	1.98%
Length of employment:	n/a	Location:	San Francisco, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$682.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 470869

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470869	$8,750	$8,750	7.74%	1.00%	December 28, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470869. Member loan 470869 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Core Fit	Debt-to-income ratio:	0.90%
Length of employment:	2 years	Location:	Henderson, NV

Home town:
Current & past employers:	Core Fit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/09 > I graduated with a degree in Biology. I just got promoted to Director at the job I've been at for over 2 years. I have been given a pay raise to 120K/yr beginning mid-january. I just need a small personal loan for short term use. I will have no problem paying this back quickly.

A credit bureau reported the following information about this borrower member on December 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1975	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,016.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 470900

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470900	$3,000	$3,000	12.87%	1.00%	December 28, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470900. Member loan 470900 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,068 / month
Current employer:	n/a	Debt-to-income ratio:	18.35%
Length of employment:	n/a	Location:	stanleytown, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/09 > This loan is to pay off two high interest credit cards.

A credit bureau reported the following information about this borrower member on December 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	75
Revolving Credit Balance:	$4,805.00	Public Records On File:	1
Revolving Line Utilization:	84.30%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the source of the income that will allow you to may back this lone?	I am currently drawing disability for a medical condition.

Member Payment Dependent Notes Series 470907

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470907	$13,000	$13,000	15.31%	1.00%	December 29, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470907. Member loan 470907 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Bright Horizons	Debt-to-income ratio:	16.34%
Length of employment:	3 years	Location:	MARLBOROUGH, MA

Home town:
Current & past employers:	Bright Horizons
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/09 > I am looking to consolidate my credit card debt and bring my overall monthly payment down. Borrower added on 12/23/09 > I am a very responsible person who has just received a promotion at work and would like to pay down my debt.

A credit bureau reported the following information about this borrower member on December 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	7
Revolving Credit Balance:	$14,092.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: $13,000 DC loan questions: 1- Position-Role @ Bright Horizons is? 2- Rent and vehicle payments (if vehicle applies) paid per month are $? Advance thanks for ALL answers. Member 505570 (RetiredUSMCInvestor) sends 12.24.2009 @ 6:09 AM ET.	I'm the director of the child care center. My monthly rent is $612 and my car payment is $289.
What is the reason behind your one delinquency	I moved and the bill didn't get forwarded so it slipped through the cracks and was paid late. I now use electronic billing instead.
What are your monthly expenditures? $450 per month is quite an obligation each month. What have you changed so that you won't accumulate another significant amount of debt after consolidating your current debt? Thanks.	I was recently promoted at work and so I am now making a bit more money. I sat down, created a monthly budget for myself, including putting money in savings once I have paid off my credit card debt.

Member Payment Dependent Notes Series 470912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470912	$24,000	$24,000	14.96%	1.00%	December 28, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470912. Member loan 470912 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$13,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.20%
Length of employment:	n/a	Location:	Boston, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	10
Revolving Credit Balance:	$255.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 470962

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
470962	$20,000	$20,000	11.48%	1.00%	December 28, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 470962. Member loan 470962 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	0.70%
Length of employment:	n/a	Location:	Boston, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$346.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 471030

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471030	$24,000	$24,000	11.83%	1.00%	December 28, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471030. Member loan 471030 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,375 / month
Current employer:	NORC at the University of Chicago	Debt-to-income ratio:	19.11%
Length of employment:	6 years	Location:	Lombard, IL

Home town:
Current & past employers:	NORC at the University of Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/09 > I am a previous Lending Club borrower (Loan #188937) and paid the loan on time, in full. Loan amount will be used to pay off three balances: 1) Revolving credit balance of $4000 2) Personal Loan through Citibank of $9000 3) Car loan of $13,500 Remaining balance will be paid off with cash reserve. I have no difficulty making these payments now, and am in fact accelerating the repayment schedule on the car payment (3 years on this loan versus 5 years remaining on car loan). This loan is merely to consolidate my payments into one, and I'd rather pay interest to the investors on Lending Club than to the banks. Thanks for your interest in funding my loan. Borrower added on 12/23/09 > Some additional information per questions received from potential lenders: 1) I am a research project manager for a Health Care research department. 2) I am not the sole wage earner. Our HH has a total gross annual income of $185,000. 3) The total minimum payments across the three loans currently are ~$700. (Citibank $350, 100; Harris Car loan: $250). Plus I've been making additional payments to my Sallie Mae student loans, which I can start doing to this loan instead. 4) My only other significant expenses are a Sallie Mae loan ($365/mo) and my portion of the mortgage ($650/mo). My net monthly is approximately $4000, leaving roughly $2100 for other living expenses (food, gas,etc, utilities). I should have no problem making these payments and continuing to save some money on the side as well. 5) We do not have a second mortgage or HELOC. My remaining portion of the mortgage is approximately $70k. My monthly mortgage payment is $650.

A credit bureau reported the following information about this borrower member on December 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,567.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I appreciate you wanting to pay the interest to Lending Club members. What are the interest rates on the loans you listed? What are your monthly expenses? What is your back up plan in the event you lose your job? By the way thanks for all the information at the start of the process.	The interest rates on #1 and #2 are about 10%. The rate on the car loan is 6%, but I'm willing to take the tradeoff to get the loan paid off faster and consolidate everything into one payment. If I do lose my job (unlikely even in this environment b/c my job relies on government research contracts that have actually increased during the recession), I have $30,000 in retirement savings that I could access if needed in an emergency. Thanks for your question, and let me know if you need any other info!
Please respond to the following: What are your responsibilities at the university? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? The payment on this loan is significantly higher than the $250 payment on your previous loan. So we can understand how this will fit in to your budget, please give us an idea of your monthly bills, i.e., rent/mortgage(s), car, food, other loans, etc. What are the minimum monthly payments of the debt you will pay off with this loan? Do you have a second mortgage or HELOC? If so, what is the balance and monthly payment? Thank you and good luck with your loan	1) I am a research project manager for a Health Care research department at U of C. I manage large government research surveys and conduct data analysis/write reports, etc. 2) I am not the sole wage earner. Our HH has a total gross annual income of $185,000. 3) The total minimum payments across the three loans currently are ~$700. (Citibank $350, 100; Harris Car loan: $250). Plus I've been making additional payments to my Sallie Mae student loans, which I can start doing to this loan instead. 4) My only other significant expenses are a Sallie Mae loan ($365/mo) and my portion of the mortgage ($650/mo). My net monthly is approximately $4000, leaving roughly $2100 for other living expenses (food, gas,etc, utilities). I should have no problem making these payments and continuing to save some money on the side as well. 5) We do not have a second mortgage or HELOC. My remaining portion of the mortgage is approximately $70k. My monthly mortgage payment is $650. Does this answer all your questions? Please feel free to let me know if you have any other concerns. Thanks for your interest in my loan!!
Can you provide the interest rate on the other loans you are paying off, and if they are lower than the interest rate on this loan, please explain why you want this loan.	The Citibank loan and card are at 10%. The car loan is 6% over 6 years. I'm willing to take the slightly higher interest rate to consolidate the payments into one and be sure to have it all paid off in 36 months.

Member Payment Dependent Notes Series 471032

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471032	$12,000	$12,000	8.59%	1.00%	December 28, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471032. Member loan 471032 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Spring Psychological Assoc	Debt-to-income ratio:	9.33%
Length of employment:	4 years	Location:	Wyomissing, PA

Home town:
Current & past employers:	Spring Psychological Assoc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/09 > Paying off credit card at better rate

A credit bureau reported the following information about this borrower member on December 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,823.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You're only showing a RC of $2.8 K what is the rest of the money for? What are the rates on this debt? What are your monthly payments? What is your back up plan to pay off this loan if you lose your job?	RC is showing up incorrectly. Full requested amount is to consolidate RC. Backup would be to borrow from family or use collateral. As a therapist in practice I can't lose my job; I could only chose to stop practicing.
Please respond to the following: What type of therapy do you provide? Degree? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? So we can understand how this will fit in to your budget, please give us an idea of your monthly bills, i.e., rent/mortgage(s), car, food, other loans, etc. What are the interest rates and minimum monthly payments of the debt you will pay off with this loan? Do you have a second mortgage or HELOC? If so, what is the balance and monthly payment? In the case of a job loss, what is your contingency plan to repay this loan? Thank you and good luck with your loan	I work with a general population ages 14 and up; prefer to work with adults who were abused as children. MS degree, licensed in Pennsylvania. Domestic partner of 18 years; combined income roughly 100,000 but prefer to keep finances separate. Interest on current debt is 13.24%. No second mortgage; no car loan. My partner pays the mortgage and would pay this as well if needed, just prefer to do it on my own.

Member Payment Dependent Notes Series 471062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471062	$5,000	$5,000	12.18%	1.00%	December 28, 2009	January 5, 2013	January 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471062. Member loan 471062 was requested on December 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	concessions/paschals,jv	Debt-to-income ratio:	9.08%
Length of employment:	2 years	Location:	atlanta, GA

Home town:
Current & past employers:	concessions/paschals,jv
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/09 > I would rather pay you the interest than the credit card company, I have a second job that pays my with free rent so my living expenses are very low. My job is very stable. I am a volunteer at the local humain society. Happy Holidays! Thank you!

A credit bureau reported the following information about this borrower member on December 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	54
Revolving Credit Balance:	$5,999.00	Public Records On File:	1
Revolving Line Utilization:	40.80%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your employer is listed as "concessions/paschals,jv" Is that correct, for employer? Please elaborate on your position there? Thanks in advance.	Yes, that is the name of the parent company that I work for; that is the name on my tax form and on my paychecks. I work in a higher end reasturant as a waiter. I also manage a 50 unit apartment complex. I have had much higher positions in the past and am underemployed at the moment, I guess I just got burnt out on the 16 hour work days as a district manager. I promise that every penny of this money will go straight to my credit card bills and I will not refill them. I have been paying them down all year and have paid them down by half so far. With this loan I will be able to also build up savings for a down payment on a house. Thank you for you time and consideration.

Member Payment Dependent Notes Series 471113

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471113	$10,000	$10,000	8.59%	1.00%	December 29, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471113. Member loan 471113 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	ADT Security Services	Debt-to-income ratio:	15.75%
Length of employment:	10 + years	Location:	groveland, FL

Home town:
Current & past employers:	ADT Security Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,160.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 471129

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471129	$10,000	$10,000	13.57%	1.00%	December 29, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471129. Member loan 471129 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,958 / month
Current employer:	Union Bank	Debt-to-income ratio:	4.72%
Length of employment:	2 years	Location:	Walnut Creek, CA

Home town:
Current & past employers:	Union Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/09 > I am a working educated professional with the ability to pay my debts. My debts are a combination of credit card and school loans, this loan would completely simplify my life. I hope you well help me consolidate 10 different monthly payments into one simple payment. I'm on a quest to become "debt free" and have hopes to repay the loan before the 3 year term. Thanks for your time and support.

A credit bureau reported the following information about this borrower member on December 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	40
Revolving Credit Balance:	$8,989.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your major monthly expenses (utilities, rent, student loans, car payments, etc)? What are the balances, rates, minimum payment, and average payment on each of your credit cards? Thanks!	Thanks for taking a moment to find out a little more about my situation. I am extremely lucky and have a job in a field that has not taken a hit with the economy. I have the ability to pay my bill and other responsibilities on time. My situation is this, I would like to pay everything off and have one payment a month. I currently have 2 private student loans which I owe a little more than 8k on and balances on 6 different credit cards which I owe around 6k. Student loans are at 7.5% which are manageable, Credit cards are a killer and my pains at the moment are the credit cards which range from 10-21%. These payments are less than $400 a month. Minimum payments are a joke which range from $23-$44. I've been paying more each month to kills these things. I drive 10 year old car which is paid for. Other expenses included, rent which 900, utilities 200, and personal expenses (toiletries and the like) around 200. I hope this answers your questions. Thanks for your consideration and support. Feel free to contact me again.
Could you please verify your income with Lending Club? This is an added step that borrowers often take to make lenders more confident in making loans. Once you do so, your income will have an asterisk next to it which means it has been officially verified. If you contact Lending Club directly, they will let you know what documents they need in order to do the verification. Thanks and good luck!	Verifying my income will not be a problem. I'll take care of it first thing Monday morning.
Do you really want to pay off the student loans, at 13.57% instead of at 7.5% ?	Mathematically it does not make sense. I was just hoping consolidate all my bills. I seems like I spend more time online making a payments than anything else.
I could only account for about $1700 of your monthly expenditures. Where is the delta? Thanks.	No problem, I was being general with my first response. I get paid bi-weekly. My take home pay after taxes and retirement contributions is $1726. I work on a "zero based" budgeting system. Bi-weekly, I set aside $207 towards an "emergency" savings account. Household: 500 (450 rent; 50 household products); Utilities: $128(cable, cell phone, PGE); Food: $230 (groceries/restaurants); Entertainment:125; Auto: 20 (no car payment); Clothing: 20 (laundry); Personal: 96 (gifts, pet supplies, storage, personal toiletries) and Debt: 275 CC and School loan with the holidays over my intention is to pay an additional 125 towards my debt. As you can see, my income and debt is manageable. My idea is just to simply to consolidate my payments.
Can you explain the circumstances that led to your delinquency 40 months ago? Thanks!	It is not something that I'm proud but I am guilty of delinquencies on my credit report. I have no excuse to explain the circumstances to those delinquencies other than being young and given too much credit for an 18-23 year-old. By the time I realized the importance of good credit it was too late but I took responsibility for my actions and made settlements. I have never filed bankruptcy and since then have maintained positive relationships with the creditors I have. I would also argue the delinquencies I had were well over 40 months ago. I would say most are close to 7 years. I've been counting the time when they will fall off my report. Hope this answers your question. Thanks for your time and support.
If your student loan payments are the same amount each month, why not use your online banking to pay them automatically? Most banks that I know of have free online banking, with free auto-pay. Then you could take advantage of their lower interest rate, and take out a loan for less money, to pay off the credit cards? With the Lending Club loan, you can have it set up so that those payments are automatically made out of your account also. I haven't done that math, but I know it would save you some money doing keeping the student loans and just getting a Lending Club loan for the credit card debt.	I have friends that laugh because I don't use "auto pay." I still find comfort in writing checks. However, I have succumbed to your advice and have nixed the idea of adding the student loans to this consolidation. I will be contacting Lending Club to see how I can adjust the loan amount. In the end, it makes sense.
"...I am extremely lucky and have a job in a field that has not taken a hit with the economy..." Don't you work for a bank? What is your position with Union Bank? Thank you!	No job is secure nowadays but I am lucky to be in the industry that I'm in. I rather not say my exact position or title as to protect my anonymity. What are the odds but I hope you understand. I will tell you I work in the corporate headquarters and my job is "specialized." The government mandates and requires unusual client activity be submitted to them so my line of work is along these lines. I do work for a bank, Union Bank formally know as Union Bank of California. Union Bank is a subsidiary of UnionBanCal Corporation. It is the 5th largest bank by deposits. We are wholly owned by Bank of Tokyo-Mitsubishi. Like any business, we have taken hits financially, but in comparison to our competitors our leaning practices are sound and secure. I can also tell you we did not participate in TARP funding. The TARP listing has a "Union Bank & Trust" but it's not us. Thanks for your question and support.

Member Payment Dependent Notes Series 471186

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471186	$2,500	$2,500	12.18%	1.00%	December 28, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471186. Member loan 471186 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	15.55%
Length of employment:	n/a	Location:	HEPHZIBAH, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/09 > The funds are going to be used for my business. Work history 04/03-02/09 military I am a good borrower because I am never late with my payments credit report can verify.

A credit bureau reported the following information about this borrower member on December 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,592.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 471207

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471207	$15,000	$15,000	11.14%	1.00%	December 29, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471207. Member loan 471207 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	NYPD	Debt-to-income ratio:	17.01%
Length of employment:	10 + years	Location:	Bronx, NY

Home town:	New York,
Current & past employers:	NYPD
Education:	Marist College, CUNY John Jay College Criminal Justice

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/09 > This is my second loan first one is paid in full. I will use this loan to finish my basement and payoff an American Express card.

A credit bureau reported the following information about this borrower member on December 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,828.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. How long did you keep the first loan and how long do you plan keeping this second loan? What interest rate are you currently paying on your American Express card? Can you afford to pay $492 per month on this loan and do you have any extra monthly income that goes towards savings? Your answers to these questions are much appreciated. I hope you have a wonderful and safe holiday.	My firs loan was paid In a year my scheduled payments were in the $400 range. Hope to keep this one for duration but may pay early. The Apr is currently 13 percent variable on Amex. I currently have an emergency savings acct with $11,000 i also save $200 a check. Of course I can afford amount of $492 otherwise I wouldn't have applied, I M very responsible iwhen it comes to my finances. Thank You for your question, Luis
Re: $15,000 HIP-Debt Consol loan- Position @ NYPD is? (Patrol? Desk? Admin/Support? Or what?) Thanks in advance for answer. Member 505570 (RetiredUSMCInvestor) sends 12.24.2009 @ 5:51 AM ET	Currently a supervisor in an investigative office and awaiting promotion to Lieutenant in about two months. Hope this answers your question. Thanks
What are your monthly expenditures? Can you confirm that Amex is the only revolving credit balance you have? You seem to be very responsible financially. How did you end up accumulating such a balance on your Amex? Thanks.	Amex is the only card that I want to get rid of because Apr is no longer fixed due to their claim of bad economic times. I have a mortgage which me and my wife pay which i pay 1060 a month and she pays 1060 a month we pay 300 extra on principal.
Luis; I am happy to help fund your loan. Thank you for your service. Be safe.	Thanks for your funding!!
Please respond to the following: What is your wife's annual salary? Total monthly expenses? What is the current minimum monthly payment of the debt you will pay off with this loan? In the case of a job loss, what is your contingency plan to repay this loan? Thank you and good luck with your loan	My wifes annual is 60,000. My monthlyexpenses are the mortgage which is described in a prior question. The American Express card I pay about $400 every month alot more than required minmum payment. I have well over $11,000 in savings as a back up. I have been employed since 1995 with my organization and hold a pretty tenured position so job loss is highly unlikely.

Member Payment Dependent Notes Series 471212

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471212	$22,000	$22,000	11.83%	1.00%	December 29, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471212. Member loan 471212 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$17,500 / month
Current employer:	n/a	Debt-to-income ratio:	13.51%
Length of employment:	n/a	Location:	San Jose, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$298.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 471262

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471262	$23,000	$23,000	11.83%	1.00%	December 28, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471262. Member loan 471262 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,833 / month
Current employer:	n/a	Debt-to-income ratio:	6.91%
Length of employment:	n/a	Location:	San Francisco, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$682.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 471313

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471313	$12,800	$12,800	8.94%	1.00%	December 28, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471313. Member loan 471313 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,344 / month
Current employer:	Covidien	Debt-to-income ratio:	15.43%
Length of employment:	2 years	Location:	Altamonte Springs, FL

Home town:
Current & past employers:	Covidien
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Are you still in school or have you graduated? If so, what was your degree in? Regards; Art	The loan is to help my sister pay off a very bad private student loan she has that is at 14% interest that she got while she was in culinary school. I am a pharmacist, I got my PharmD in 2007.
So are you effectively "co-signing" your sister's loan: committing to make the payments if she misses them? If not, what is her credit history?	Yes clearly I am as the loan will be linked to my checking account
What are your monthly expenditures? Is it true that you have no revolving credit balance? (Just trying to understand your financial standing since you will be the one responsible for the loan.) What is the financial agreement with your sister? I assume she will take care of all the payments? If so, what is her employment situation? In what field? Thanks. (PS. You are a good brother... but you should also be careful that you allow your sister to take on responsibility for her own actions, too.)	Yes, you're right... I cosigned on her original loan which ended up at a ridiculous 14% so this just gets us out of that. It probably was a mistake to cosign in the first place but with our parents in tough financial situations I was the only one who could help her so I did. It says I have no credit balance which is true as I do not use credit cards, I suppose that doesn't include these but I have my student loans and a car payment each of which are $500/month plus the mortgage at $1452/month. My sister just finished culinary school and got a good job as a chef in Chicago, seeing that she was able to do that prompted me to take a shot at getting out of the 14% student loan. She will pay me back for this amount which may take her several years longer than the 3 year term of the loan but I will make sure all of the lending club loan payments are paid on time by me because it's better for me to take control rather than have this size of a loan sit at 14% interest and hurt my (well both of our) credit.
Thanks for the info. Can you itemize your monthly expenses, such as how much is the monthly obligation on your student loan amount? In addition, does the $1452/mo mortgage include escrow? I am going to assume that the remaining part of your monthly expenditures come below the approximate $7000/mo take home pay. However, what do you need to do to accommodate an additional $406 monthly obligation? Thanks.	I can easily accommodate it as I have been paying extra on my car payment and this will just slow down my paying that off, mortgage is 1452, escrow 430, car payment 530, student loans 512 are my main payments aside from utilities, etc which can be around 500 in the summer with electric bill going up due to air conditioning in Florida.

Member Payment Dependent Notes Series 471362

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471362	$2,450	$2,450	11.48%	1.00%	December 28, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471362. Member loan 471362 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Tinker Air Force BAse	Debt-to-income ratio:	18.66%
Length of employment:	10 + years	Location:	Tecumseh, OK

Home town:
Current & past employers:	Tinker Air Force BAse
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	58
Revolving Credit Balance:	$14,626.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 471391

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471391	$12,000	$12,000	8.94%	1.00%	December 29, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471391. Member loan 471391 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$24,500 / month
Current employer:	Brocade Communications	Debt-to-income ratio:	0.50%
Length of employment:	7 years	Location:	Salinas, CA

Home town:
Current & past employers:	Brocade Communications
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,306.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What makes you confident that you can beat the average over 3 years? Do you have any savings/retirement that you can use to pay this back if it doesn't go your way?	I'm hoping to get the current average return, around 9.7% by investing in mainly B and C loans. I have sufficient savings to repay this loan.
Are you getting the promo rate? Thanks.	Yes, receiving promo rate.
Happy Holidays, What's your role at Brocade Communications?	I am a software engineer. I work on architecture and standards compliance issues.

Member Payment Dependent Notes Series 471412

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471412	$21,000	$21,000	14.26%	1.00%	December 28, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471412. Member loan 471412 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,167 / month
Current employer:	n/a	Debt-to-income ratio:	0.20%
Length of employment:	n/a	Location:	Boston, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	10
Revolving Credit Balance:	$255.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 471462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471462	$24,000	$24,000	11.83%	1.00%	December 28, 2009	January 6, 2013	January 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471462. Member loan 471462 was requested on December 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	7.06%
Length of employment:	n/a	Location:	Boston, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$346.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 471526

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471526	$4,000	$4,000	12.87%	1.00%	December 29, 2009	January 7, 2013	January 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471526. Member loan 471526 was requested on December 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Tupper Lake Central School District	Debt-to-income ratio:	7.00%
Length of employment:	2 years	Location:	TUPPER LAKE, NY

Home town:
Current & past employers:	Tupper Lake Central School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi; what is the purpose of this loan? Do you have any other debet to pay off other than the $48.00 RVB? Thanks.	I have no idea what the $48.00 RVB is that you are talking about. Yes, I do have a small personal loan that I would like to Pay off and I would like to pay up my car loan a little as well.

Member Payment Dependent Notes Series 471543

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471543	$16,000	$16,000	7.05%	1.00%	December 29, 2009	January 7, 2013	January 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471543. Member loan 471543 was requested on December 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,156 / month
Current employer:	Sarasota Memorial Hospital	Debt-to-income ratio:	6.40%
Length of employment:	4 years	Location:	SARASOTA, FL

Home town:
Current & past employers:	Sarasota Memorial Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 24, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,927.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you itemize your $75K debt? The purpose of the loan is for a car? Why not get a traditional car loan? Some banks offer rates well below this.	$75k debt is home equity. Car is from an independent dealer. My bank does not offer loans for cars from independent dealers. Rate is competitive to advertised rates for cars from independent dealers.
Happy Holidays, What is your role at Sarasota Memorial Hospital? What are your balances and rates on your credit cards?	I am a hospitalist. I don't have any credit card balances.

Member Payment Dependent Notes Series 471662

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471662	$24,000	$24,000	12.18%	1.00%	December 28, 2009	January 7, 2013	January 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471662. Member loan 471662 was requested on December 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,667 / month
Current employer:	n/a	Debt-to-income ratio:	24.20%
Length of employment:	n/a	Location:	San Jose, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$298.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 471712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471712	$21,000	$21,000	11.48%	1.00%	December 28, 2009	January 7, 2013	January 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471712. Member loan 471712 was requested on December 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,833 / month
Current employer:	n/a	Debt-to-income ratio:	23.43%
Length of employment:	n/a	Location:	San Francisco, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$682.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 471762

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471762	$21,000	$21,000	14.26%	1.00%	December 29, 2009	January 7, 2013	January 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471762. Member loan 471762 was requested on December 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	8.51%
Length of employment:	n/a	Location:	Boston, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	10
Revolving Credit Balance:	$255.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 471850

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471850	$2,500	$2,500	13.57%	1.00%	December 29, 2009	January 8, 2013	January 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471850. Member loan 471850 was requested on December 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Newark Emergency Services for Families	Debt-to-income ratio:	7.89%
Length of employment:	2 years	Location:	Plainfield, NJ

Home town:
Current & past employers:	Newark Emergency Services for Families
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/25/09 > As with my first loan, I would like to consildate my credit card debt into one, or rather two, monthly payments. This will allow me to experience less stress and anxiety of keeping track of several different bills on a monthly basis. Lending Club has been the greatest thing!

A credit bureau reported the following information about this borrower member on December 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	29
Revolving Credit Balance:	$1,243.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, could you please explain your last delinquency?	My last delinquency was on a credit card bill I thought I had paid off, but had a remaining $3.19 (some sort of credit card fee) on it for 3 months before I even realized it.

Member Payment Dependent Notes Series 471862

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471862	$24,000	$24,000	11.83%	1.00%	December 28, 2009	January 7, 2013	January 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471862. Member loan 471862 was requested on December 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,833 / month
Current employer:	n/a	Debt-to-income ratio:	15.38%
Length of employment:	n/a	Location:	Boston, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$346.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 471913

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
471913	$22,800	$22,800	11.83%	1.00%	December 29, 2009	January 8, 2013	January 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 471913. Member loan 471913 was requested on December 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,833 / month
Current employer:	n/a	Debt-to-income ratio:	23.43%
Length of employment:	n/a	Location:	San Francisco, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$682.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 472062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
472062	$23,600	$23,600	14.96%	1.00%	December 29, 2009	January 8, 2013	January 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 472062. Member loan 472062 was requested on December 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	8.51%
Length of employment:	n/a	Location:	New York, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	10
Revolving Credit Balance:	$255.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 472112

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
472112	$24,500	$24,500	11.83%	1.00%	December 29, 2009	January 8, 2013	January 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 472112. Member loan 472112 was requested on December 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	13.42%
Length of employment:	n/a	Location:	New York, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$346.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Prospectus Supplement (Sales Report) No. 22 dated December 29, 2009